Investment Advisors
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

United States Trust Company of the
Pacific Northwest
4380 Southwest Macadam Avenue
Suite 450
Portland, OR 97201

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 909-1989

Distributor
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.
US EXIT A97



                                [GRAPHIC OMITTED]

                                  EQUITY FUND
                                  INCOME FUND
                             TOTAL RETURN BOND FUND
                                 BALANCED FUND
                           INTERNATIONAL EQUITY FUND
                              OPTIMUM GROWTH FUND
                               VALUE EQUITY FUND





                                 Annual Report
                                 March 31, 1997

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     I am pleased to present to you the annual report for Excelsior Institutional Trust. The 1997 fiscal year was another year of growth for the fund complex, highlighted by strong financial markets and new fund offerings which helped push the assets of the funds over the $5 billion milestone.

     In our on-going efforts to provide you with investment opportunities that are best suited to meet your investment needs in the ever-evolving financial marketplace, we continually evaluate the current Excelsior fund offerings. In the coming year, we may make recommendations to you which we believe can achieve this goal. These recommendations may include, among other things, the establishment of new funds and possibly the consolidation of certain equity funds. We will keep you apprised of these developments as our assessment of these matters progresses.

     The coming year promises to be both interesting and exciting. We are cautiously optimistic regarding the domestic equity markets, international equity markets continue to look attractive, and fiscal policy has been effective in keeping inflation under control. With this in mind, I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles and dedicated service staff to help you meet your investment objectives.

                                           Sincerely,



                                       /s/ Frederick S. Wonham
                                           -----------------------------------
                                           Frederick S. Wonham
                                           Chairman of the Board and President

                         EXCELSIOR INSTITUTIONAL TRUST
                             ADVISERS MARKET REVIEW
--------------------------------------------------------------------------------

     The stock market momentum decreased for the ten month period ended March 31, 1997 relative to the pace of 1995-1996. However, the return from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") was still a strong 15.1%(1). Some of the factors that resulted in this return included the continuing benign economic environment, the moderate interest rate environment, and the continuing heavy mutual fund flows.

     While the S&P 500, dominated by large companies posted a double digit return, the smaller capitalization companies did not fare as well. For the same ten month period, the Wilshire 4500 Equity Index, which includes more small cap companies, returned (1.8%)(2) and the Russell 2000 Index, a widely accepted measure of small cap performance, fell 4.0%(3). Factors affecting small cap performance are varied and include interest rate movements, earnings power relative to large companies, and importantly, the supply of small companies coming to market with initial public offerings. The IPO market has been extremely active, giving investors wide choices in the small stock areas.

     The bond market earned somewhat less than its coupon during the ten months, with the Lehman Brothers Aggregate Bond Index returning 5.7%(4). Long term rates rose during the period due to inflation fears, but not enought to offset the income stream from bonds.

     The international markets in fact once again did not perform near historical averages. The return from the FT/S&P-Actuaries World Indices was only 0.2%(5) during the ten months ending March 31, 1997. Largely due to the poor performances of the Japanese market, which makes up about a third of this index, international equities as measured by the indices have not performed as well as the S&P 500 for the past several years. However, this asset class continues to attract funds both from individuals and plan sponsers due to its diversification benefits.

------------
(1) Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

(2) Source: Wilshire Associates Incorporated -- The Wilshire 4500 Equity Index is a widely accepted, unmanaged index of domestic stock market performance and is composed of 4,500 stocks in the Wilshire 5000 Equity Index (it excludes the 500 stocks in the S&P 500). The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 6,500 capitalization weighted security returns are used to adjust the Index. The Index includes dividends reinvested.

(3) Source: The Russell Company -- Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.

(4) Source: Lehman Brothers -- Lehman Brothers Aggregate Index is an unmanaged total return performance benchmark commonly used to measure bond performance. The Index is make up of Lehman's Govt./Corp. Bond Index, Mortgage-Backed Securities Index and Asset-Based Securities Index which are comprised of U.S. Government agencies and U.S. Treasury securities, investment grade corporate debt, mortgage-backed and asset-backed securities, selected as representative of the market.

(5) Source: Goldman Sachs -- The FT/S&P-Actuaries World Indices -- World Excluding U.S. Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, South Africa and the Far East. The Index includes dividends reinvested.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                                  EQUITY FUND

--------------------------------------------------------------------------------

     For the ten months ended March 31, 1997++, the Fund realized a total return of 10.22%*, versus 15.10%** for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). In the early months of the period, we continued our restructuring efforts, reducing the number of individual stocks in the portfolio and increasing the Fund's average market capitalization. Specifically, this involved 1) selling many of the Fund's mid-cap holdings, and
2) adding high-quality growth stocks to the Fund. For most of the period this strategy worked well as performance was driven by several of the Fund's large-capitalization technology, financial services (despite the upward drift in interest rates in the period), consumer, and capital goods companies. A number of the transaction value stocks within the portfolio, where we believe private market value materially exceeds their stock price, did not participate in the general advance. The Fund lost ground in the final months of the period. The strong performance of a relatively narrow group of the largest stock within the S&P 500 universe accounted for much of the difference. The Fund includes a blend of some mid-size companies in addition to many large companies. Still, during the final months, strength was seen in many of the portfolio's financial stocks, some of the larger technology stock, and selected consumer stocks.

          Equity Fund

                         S&P 500             Equity Fund
                         -------             -----------

          01/16/95       $10,000             $10,000
          03/31/95       $10,970             $10,507
          09/30/95       $12,970             $11,946
          03/31/96       $14,490             $12,388
          09/30/96       $15,610             $13,403
          03/31/97       $17,360             $14,294


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
     The above illustration compares a $10,000 investment made in Equity Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ The Fund changed its fiscal year end from May 31 to March 31.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                                  INCOME FUND

--------------------------------------------------------------------------------

     Fiscal 1997 proved to be a difficult period in the taxable fixed-income markets. During the period, interest rates rose with yields up for both shorter and longer term maturities. Better-than-expected economic growth, lower unemployment, and high capacity utilization all contributed to fears of higher inflation that would cause the Federal Reserve to tighten policy. Corporate bonds, which came to offer historically low yield pickups to Treasuries, outperformed during the ten-month period. As a result, our portfolio strategy during this period involved 1) shifting away from corporate issues, given their poor risk/reward ratio; and 2) moving to a slightly increased position in both mortgage-backed securities and Treasuries. At fiscal year end, mortgage-backed securities represented approximately 35% of the portfolio and were positioned in current-coupon pass-throughs and seasoned fifteen-year securities. This strategy produced a total return of 5.39%* for the ten months ended March 31, 1997++.

          Income Fund
                         Lehman Bro
                         Int Govt/Corp
                         Bond Index          Income Fund
                         -------------       -----------

          01/16/95       $10,000             $10,000
          03/31/95       $10,440             $10,301
          09/30/95       $11,140             $11,016
          03/31/96       $11,440             $11,232
          09/30/96       $11,710             $11,406
          03/31/97       $11,990             $11,691


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
     The above illustration compares a $10,000 investment made in Income Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested.

     The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers -- Lehman Brothers Intermediate Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ The Fund changed its fiscal year end from May 31 to March 31.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                             TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

     During the period, interest rates rose with yields up for both shorter and longer term maturities. Stronger-than-anticipated economic growth during this ten-month period, a lower unemployment rate, and a high capacity utilization rate all contributed to fears of higher inflation that would cause the Federal Reserve to tighten policy. All in all, Fiscal 1997 proved a challenging period for the taxable fixed-income markets. Corporate bonds, which came to offer historically low yield pickups to Treasuries, outperformed during the fiscal period. Responding to these market conditions, the Fund's portfolio strategy emphasized 1) a shifting away from corporates -- given their unattractive risk/reward characteristics; and 2) moving to a slightly increased position in both mortgage-backed securities (which represented approximately 8% of the Fund's holdings as of fiscal year end) and Treasuries. This strategy produced a total return of 5.29%* for the ten months ended March 31, 1997++.

          Total Return Bond Fund

                         Lehman Bro
                         Govt/Corp           Total Return
                         Bond Index          Bond Fund
                         -------------       -----------

          01/19/95       $10,000             $10,000
          03/31/95       $10,500             $10,320
          09/30/95       $11,390             $11,224
          03/31/96       $11,650             $11,515
          09/30/96       $11,910             $11,769
          03/31/97       $12,160             $12,002

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
     The above illustration compares a $10,000 investment made in Total Return Bond Fund and a broad-based index since 1/19/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/19/95. All dividends and capital gain distributions are reinvested.
     The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers -- Lehman Brothers Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ The Fund changed its fiscal year end from May 31 to March 31.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                                 BALANCED FUND

--------------------------------------------------------------------------------

     The Fund generated a total return of 8.20%* for the ten months ended March 31, 1997++, compared to 15.10%** for the Standard & Poor's 500 Composite Stock Price Index and 5.71%*** for the Lehman Brothers Aggregate Bond Index for the same time period. The Fund has emphasized equities over bonds for more than a year now. This asset allocation has benefited investors in this Fund as the equity markets have performed better than the fixed income markets over the period. This equity performance within the Fund reflected the relatively strong stock market during the period. The bond portion of the portfolio reflected the positive return from bonds despite the slight rise in interest rates. The subadvisor's style is to seek value in both equity selection and bond sector selection.

Balanced Fund
               Lehman Bro
               Aggr Index         S&P 500           Balanced Fund
               -------------      --------          ------------

07/11/94       $10,000             $10,000             $10,000
09/30/94       $10,060             $10,490             $10,200
03/31/95       $10,610             $11,500             $10,819
09/30/95       $11,480             $13,600             $12,101
03/31/96       $11,750             $15,200             $12,930
09/30/96       $12,040             $16,360             $13,377
03/31/97       $12,330             $18,200             $14,267

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
     The above illustration compares a $10,000 investment made in Balanced Fund and two broad-based indices since 7/11/94 (inception date). For comparative purposes, the value of the indices on 6/30/94 is used as the beginning value on 7/11/94. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lehman Brothers--Lehman Brothers Aggregate Bond Index is an unmanaged total return performance benchmark commonly used to measure bond performance. The Index is made up of Lehman's Govt/Corp bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index which are comprised of U.S. Government agencies and U.S. Treasury securities, investment grade cororate debt, mortgage-backed and asset-backed securities, selected as representative of the market.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ The Fund changed its fiscal year end from May 31 to March 31.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                               VALUE EQUITY FUND

--------------------------------------------------------------------------------

     For the period June 1, 1996 (commencement of operations) to March 31, 1997 the Fund achieved a cumulative total return of 13.91%* as compared to 15.10%** for the Standard & Poor's 500 Composite Stock Price Index for the same period. The goal of the Fund is long-term capital appreciation with a focus on value. Over time, we believe that a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements. Initially, we structured the Fund with an emphasis on larger-capitalization companies. Within this, we focused on the energy, aerospace, and technology areas. In keeping with the Fund's goal, the price/earnings and price/book ratios were kept low in relative terms, and portfolio turnover remained low as well. As the year progressed, we began to shift the Fund away from areas of momentum with the addition of several of what we regarded as highly undervalued small-capitalization early life cycle companies. For most of the period, the Fund's structure worked well, given, then-current areas of market favor. Conditions for the overall market and the Fund grew increasingly challenging during the final months of the period, however, as the energy sector gave up some of its earlier gains and technology grew mixed. The Fund's financial holdings held up reasonably well. The major factor restraining performance in this period was the Fund's early life cycle smaller-capitalization holdings; nevertheless, we continue to believe in the long-term prospects for these companies. We don't anticipate any major changes to the Fund's structure and essential strategy going forward.

Value Equity Fund

                                                  Value
                             S&P 500              Equity Fund
                             -------              -----------

 06/01/96                     $10,000             $10,000
 06/30/96                     $10,040              $9,830
 07/31/96                      $9,590              $9,470
 08/31/96                      $9,800              $9,840
 09/30/96                     $10,350             $10,261
 10/31/96                     $10,630             $10,452
 11/30/96                     $11,440             $11,494
 12/31/96                     $11,580             $11,572
 01/31/97                     $11,910             $12,125
 02/28/97                     $12,000             $11,823
 03/31/97                     $11,510             $11,391

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS
AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
     The above illustration compares a $10,000 investment made in Value Equity Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
     The graph presents the performance of the Value Equity Fund's
Institutional shares which have been in existence since the Fund's inception. The performance of the Value Equity Fund's Trust shares will differ based upon the different inception date and higher fees assessed to that class.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                           INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     The Fund generated a total return of 2.41%* for the ten months ended March 31, 1997++, compared to 0.20%** for the FT/S&P -- Actuaries World Indices -- World Excluding U.S. Index and 15.10%*** for the Standard & Poor's 500 Composite Stock Price Index for the same time period. The Fund's underweighting in Japan, which has been a very poorly performing market over the last few years, had a positive impact on performance. The FTA Index is heavily weighted in Japan, and active managers who avoided this market have tended to perform better than the broad international indices. The Fund also benefited from the subadvisor's good stock selection. In terms of geographical diversification, the Fund ended the period 50% invested in Europe, 23% invested in Southeast Asia, 12% invested in Japan and 15% invested in Latin America, North America, Africa, and money market instruments. The subadvisor's style is to seek, large, growing companies that operate internationally and sell at reasonable prices. The stocks selected tend to be large companies. The subadvisor makes selections without regard to country allocation.

International Equity Fund

                              FT-Actuaries        International
                              World Indices       Equity Fund
                              -------------       -----------

 01/24/95                     $10,000             $10,000
 03/31/95                     $10,090             $10,386
 09/30/95                     $10,600             $11,471
 03/31/96                     $11,370             $12,787
 09/30/96                     $11,600             $13,254
 03/31/97                     $11,570             $13,440

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.
     The above illustration compares a $10,000 investment made in International Equity Fund and a broad-based index since 1/24/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/24/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Goldman Sachs--The FT/S&P-Actuaries World Indices--World Excluding
    U.S. Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, Sotuh Africa and the Far East. The Index includes dividends reinvested.
*** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard
    & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ The Fund changed its fiscal year end from May 31 to March 31.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                              OPTIMUM GROWTH FUND

--------------------------------------------------------------------------------

     For the period June 1, 1996 (inception date) to March 31, 1997 the Fund achieved cumulative total return of 2.23%* as compared to 15.10%** for the Standard & Poor's 500 Composite Stock Price Index for the same period. The Fund's goal is risk-adjusted total return through capital appreciation by investing in high-quality large-capitalization companies which we believe have superior growth potential. These investments are complemented with a structured overlay designed to increase diversification and reduce market volatility without materially inhibiting return. From its inception and through the summer months, the core portion of the Fund underperformed the market due to weakness in the technology sector, specifically in networking stocks. Poor performance in the health care sector also contributed to the weakness. The structured overlay portion was successful in reducing the volatility of the Fund during the down months, but did not materially inhibit return on the upside. Midway during this period, strong performance from the Fund's large-capitalization financial stocks was offset by a lackluster quarter for the Fund's networking/connectivity stocks. Again, the overlay performed well and dampened the volatility of the core portfolio. Performance in the final months of the period was hampered once again by weakness in the networking equipment sector and volatile market conditions due to interest rate concerns. We made no substantive changes to our investment strategy during these months. Despite recent interest-rate concerns, we continued -- and continue -- to believe that the outlook for non-inflationary global growth remains strong and that superior long-term returns will be generated by investing in high-quality growth companies.

Optimum Growth Fund

                                                  Optimum
                             S&P 500              Growth Fund
                             -------              -----------

 06/01/96                     $10,000             $10,000
 06/30/96                     $10,040              $9,860
 07/31/96                      $9,590              $9,180
 08/31/96                      $9,800              $9,220
 09/30/96                     $10,350             $10,004
 10/31/96                     $10,630             $10,014
 11/30/96                     $11,440             $10,685
 12/31/96                     $11,580             $10,424
 01/31/97                     $11,910             $11,116
 02/28/97                     $12,000             $10,906
 03/31/97                     $11,510             $10,223


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
     The above illustration compares a $10,000 investment made in Optimum Growth Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
     The graph presents the performance of the Optimum Growth Fund's Institutional shares which have been in existence since the Fund's inception. The performance of the Optimum Growth Fund's Trust shares will differ based upon the different inception date and higher fees assessed to that class.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Equity Fund



       Shares                                                      Value
       ------                                                      -----
COMMON STOCKS--99.46%
                         CONSUMER STAPLES -- 27.70%
 40,251                  Columbia/HCA Healthcare Corp.            $ 1,353,440
 40,021                  CPC International, Inc.   ............     3,281,722
 92,487                  Dial Corp.    ........................     1,491,353
 37,144                  Eastman Kodak Co.   ..................     2,818,301
 20,535                  Gillette Co.  ........................     1,491,354
 81,214                  Johnson & Johnson   ..................     4,294,190
105,311                  Mattel, Inc.  ........................     2,527,464
 97,248                  PepsiCo, Inc.    .....................     3,172,716
 29,388                  Pfizer, Inc.  ........................     2,472,265
 32,382                  Procter & Gamble Co.   ...............     3,723,930
 46,812                  Schering-Plough Corp.  ...............     3,405,573
 92,177                  Viad Corp.    ........................     1,474,832
 54,689                  Whitman Corp.    .....................     1,339,881
                                                                   ----------
                                                                   32,847,021
                                                                   ----------
                         CAPITAL GOODS -- 16.59%
 36,426                  General Electric Co.   ...............     3,615,280
 58,651                  Honeywell, Inc.  .....................     3,980,937
 46,343                  Illinois Tool Works, Inc. ............     3,782,747
 42,911                  Raychem Corp. ........................     3,534,794
 85,116                 +Thermo Electron Corp.  ...............     2,627,957
119,631                  Westinghouse Electric Corp.  .........     2,123,450
                                                                   ----------
                                                                   19,665,165
                                                                   ----------
                         FINANCIAL -- 15.41%
 23,367                  American International Group, Inc. ...     2,742,701
 55,876                  Barnett Banks of Florida, Inc.  ......     2,598,234
 22,115                  Citicorp   ...........................     2,393,949
 36,003                  Household International, Inc.   ......     3,100,758
 30,897                  Mellon Bank Corp.   ..................     2,247,757
 50,485                  Morgan Stanley Group, Inc.   .........     2,965,994
 48,124                  Norwest Corp.    .....................     2,225,735
                                                                   ----------
                                                                   18,275,128
                                                                   ----------
                         TECHNOLOGY -- 14.78%
 57,812                 +Cisco Systems, Inc.    ...............     2,782,203
 54,858                  Hewlett Packard Co. ..................     2,921,189
 30,699                  Intel Corp.   ........................     4,267,161
 40,935                 +Microsoft Corp.  .....................     3,750,669
 82,147                 +Oracle Corp.  ........................     3,162,660
 18,815                  Ericsson LM ADR  .....................       635,006
                                                                   ----------
                                                                   17,518,888
                                                                   ----------

       Shares                                                       Value
       ------                                                       -----

COMMON STOCKS--(continued)
                         ENERGY -- 8.75%
 16,352                  British Petroleum Co. ADR    .........   $ 2,244,312
 29,833                  Louisiana Land & Exploration Co.           1,413,338
 24,601                  Mobil Corp.   ........................     3,213,506
 20,008                  Royal Dutch Petroleum Co. ............     3,501,400
                                                                  ------------
                                                                   10,372,556
                                                                  ------------
                         CONSUMER CYCLICAL -- 7.08%
 47,738                  McDonald's Corp. .....................     2,255,620
 89,210                  Stewart Enterprises, Inc., Class A .       3,233,863
 67,228                  Time Warner, Inc.   ..................     2,907,611
                                                                  ------------
                                                                    8,397,094
                                                                  ------------
                         RAW/INTERMEDIATE MATERIALS -- 6.53%
 27,490                  Monsanto Co.  ........................     1,051,492
 21,047                  Nucor Corp.   ........................       962,900
 32,387                  Pioneer Hi-Bred International,
                         Inc.    ..............................     2,036,333
 63,925                 +Steel Dynamics, Inc.   ...............     1,118,688
134,472                  Worthington Industries, Inc. .........     2,571,777
                                                                  ------------
                                                                    7,741,190
                                                                  ------------
                         UTILITIES -- 2.62%
141,957                 +WorldCom, Inc.   .....................     3,105,309
                                                                  ------------
                         TOTAL COMMON STOCKS
                         (Cost $108,982,133) ..................   117,922,351
                                                                  ------------
Principal
 Amount
----------------------
DEMAND NOTES -- 0.56%
$667,000                 General Electric Co. Promissory
                         Notes (Cost $667,000)  ...............       667,000
                                                                  ------------


TOTAL INVESTMENTS
 (Cost $109,649,133) ......     100.02%                          $118,589,351
OTHER ASSETS AND
  LIABILITIES (NET)  ......      (0.02)                               (27,340)
                              --------                          -------------
NET ASSETS  ...............     100.00%                          $118,562,011
                              ========                          =============

------------
+ Non-income producing security.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Income Fund



Principal                                  Coupon    Maturity
 Amount                                     Rate       Date        Value
------------                               --------  ----------  -----------
U.S. GOVERNMENT & AGENCY
 OBLIGATIONS -- 82.35%
               Federal Home Loan
               Mortgage Corporation
$   25,730     Pool #220001  ............     10.75%  7/01/00    $   27,139
 3,301,044     Pool #G00269  ............      8.50   3/01/23     3,431,501
               Federal National
               Mortgage Association
 1,537,287     Pool #190748  ............      5.50   4/01/01     1,446,010
 3,704,207     Pool #303859  ............      7.50   3/01/11     3,706,522
 3,730,826     Pool #316972  ............      7.50   7/01/25     3,659,735
               Government National
               Mortgage Association
 3,875,315     Pool #387082  ............      8.00  10/15/25     3,893,482
 2,822,136     Pool #439024  ............      7.50  11/15/26     2,764,833
 1,596,392     Small Business
                Administration,
                Series 1992-D   .........      8.20   4/01/12     1,682,198
 1,250,000     Tennessee Valley
                Authority, Put
                Bond   ..................      5.98   4/01/36     1,259,929
 1,000,000     U.S. Treasury
                Bonds  ..................      9.38   2/15/06     1,159,375
 3,000,000     U.S. Treasury
                Bonds  ..................      7.25   5/15/16     3,010,314
 2,784,000     U.S. Treasury
                Bonds  ..................      6.25   8/15/23     2,464,711
 6,200,000     U.S. Treasury Notes             5.25   1/31/01     5,907,441
 4,000,000     U.S. Treasury Notes             5.88   2/15/04     3,782,500
 2,600,000     U.S. Treasury Notes             6.50   5/15/05     2,529,314
 1,440,000     U.S. Treasury Notes             5.88  11/15/05     1,340,551
                                                                 -----------
               TOTAL U.S. GOVERNMENT &
                AGENCY OBLIGATIONS
                (Cost $42,864,559) ..............................42,065,555
                                                                 -----------
CORPORATE BONDS -- 9.69%
   750,000     Caterpillar, Inc.   ......      9.38   7/15/01       810,971
 1,500,000     Coca Cola
                Enterprises, Inc.  ......      7.00  10/01/26     1,484,673
 1,200,000     Korea Electric
                Power  ..................      6.00  12/01/26     1,152,832
 1,500,000     WMX Technologies,
                Inc.   ..................      7.10   8/01/26     1,502,811
                                                                 -----------
               TOTAL CORPORATE BONDS
                (Cost $5,070,211)  .............................. 4,951,287
                                                                 -----------

         Principal
           Amount                                              Value
-------------------------------                             ------------
REPURCHASE AGREEMENT -- 2.83%
$1,443,296                        Agreement with
                                  Dilllon Read & Co.,
                                  6.25%, dated 3/31/97,
                                  due 4/01/97,
                                  to be repurchased at
                                  $1,443,547,
                                  collateralized by
                                  $261,479 U.S.
                                  Treasury Notes,
                                  7.50%, due
                                  11/15/16, valued at
                                  $277,202,
                                  $210,870 U.S.
                                  Treasury Notes,
                                  8.75%,
                                  due 11/15/08, valued
                                  at $237,053,
                                  and $988,226 U.S.
                                  Treasury Bills, due
                                  10/16/97, valued at
                                  $958,782
                                  (Cost $1,443,296)           $ 1,443,296
                                                              -----------
           Shares
          ----------
OTHER SHORT-TERM INVESTMENTS --- 4.29%
1,164,350                         Dreyfus Government
                                   Cash Management Fund         1,164,350
1,028,259                         Fidelity U.S.
                                   Treasury II
                                   Fund    ............         1,028,259
                                                              -----------
                                  TOTAL OTHER SHORT-
                                   TERM INVESTMENTS
                                   (Cost $2,192,609)...         2,192,609
                                                              -----------
TOTAL INVESTMENTS
 (Cost $51,570,675)........................    99.16%         $50,652,747
OTHER ASSETS AND
 LIABILITIES (NET) ........................     0.84              429,517
                                            --------          -----------
NET ASSETS   ..............................   100.00%         $51,082,264
                                            ========          ===========


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Total Return Bond Fund



Principal                                Coupon     Maturity
 Amount                                   Rate        Date        Value
------------                             --------   ----------  -----------
U.S. GOVERNMENT & AGENCY
 OBLIGATIONS -- 71.59%
               Federal Home Loan
               Mortgage Corp.
$7,214,495     Pool# G10395   .........  6.50%       5/01/09    $7,008,233
               Government National
               Mortgage Association
   128,278     Pool #203151   .........  8.50        2/15/17       131,566
    36,501     Pool #356873   .........  6.50        5/15/23        33,787
 9,719,887     Pool #410853   .........  7.50       12/15/25     9,522,525
 4,000,000     Small Business
                Administration   ......  7.35        8/10/06     4,015,000
24,840,000     U.S. Treasury
               Bonds    ...............  7.25        5/15/16    24,925,400
 3,700,000     U.S. Treasury Notes       6.38        5/15/99     3,691,908
12,300,000     U.S. Treasury Notes       5.25        1/31/01    11,719,600
34,695,000     U.S. Treasury Notes       5.75        8/15/03    32,732,581
 5,703,000     U.S. Treasury Notes       5.88       11/15/05     5,309,139
                                                                -----------
               TOTAL U.S. GOVERNMENT &
                AGENCY OBLIGATIONS
                (Cost $101,491,669)  ...........................99,089,739
                                                                -----------
CORPORATE BONDS -- 8.03%
 3,470,000     Coca Cola
                Enterprises, Inc.  .     7.00       10/01/26     3,434,543
 3,865,000     General Electric
                Capital Corp.    ......  8.75        5/21/07     4,235,093
 3,435,000     WMX Technologies,
                Inc.    ...............  7.10        8/01/26     3,441,437
                                                                -----------
               TOTAL CORPORATE BONDS
                (Cost $11,380,702)   ...........................11,111,073
                                                                -----------
ASSET BACKED SECURITIES -- 3.61%
 5,000,000     Capital Equipment
                Receivables Trust
                (Cost $4,996,484)        5.95        7/15/98     4,990,625
                                                                -----------

          Principal
           Amount                                          Value
--------------------------------                        -------------
REPURCHASE AGREEMENT -- 12.66%
$17,522,698                        Agreement with
                                   Dilllon Read & Co.,
                                   6.25%, dated 3/31/97,
                                   due 4/01/97,
                                   to be repurchased at
                                   $17,525,740
                                   collateralized by
                                   $3,174,547 U.S.
                                   Treasury Notes,
                                   7.50%, due
                                   11/15/16, valued at
                                   $3,365,440,
                                   $2,560,118 U.S.
                                   Treasury Notes,
                                   8.75%, due 11/15/08,
                                   valued at
                                   $2,877,996, and
                                   $11,997,811
                                   U.S. Treasury Bills,
                                   due 10/16/97,
                                   valued at $11,640,340
                                   (Cost $17,522,698)   $ 17,522,698
                                                        -------------
            Shares
          -----------
OTHER SHORT-TERM INVESTMENTS -- 3.52%
2,417,035                          Dreyfus Government
                                   Cash
                                    Management Fund  ...   2,417,035
2,451,693                          Fidelity U.S.
                                   Treasury II
                                    Fund    ............   2,451,693
                                                        -------------
                                   TOTAL OTHER SHORT-
                                    TERM INVESTMENTS
                                    (Cost $4,868,728)      4,868,728
                                                        -------------
TOTAL INVESTMENTS
 (Cost $140,260,281)........................    99.41%  $137,582,863
OTHER ASSETS AND
 LIABILITIES (NET)  ........................     0.59        819,482
                                             --------   -------------
NET ASSETS .................................   100.00%  $138,402,345
                                             ========   =============


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Balanced Fund



  Shares                                                    Value
 --------                                                  --------

COMMON STOCKS -- 56.09%
                 FINANCIAL -- 11.50%
    19,000       Allstate Corp.   .....................  $1,128,125
    10,000       Bankers Trust New York Corp.    ......     820,000
    35,000       Cali Realty Corp.   ..................   1,120,000
    66,500       Clayton Homes, Inc.    ...............     847,875
    25,000       Comdisco, Inc.   .....................     778,125
    24,000       Exel Ltd.  ...........................   1,014,000
    26,000       Federal National Mortgage
                  Association   ........................    939,250
    25,000       Hospitality Properties Trust    ......     765,625
    28,000       Safeco Corp.  ........................   1,120,000
    23,000       U.S. Bancorp  ........................   1,230,500
    30,000       Washington Federal, Inc.  ............     682,500
    25,000       Winthrop Resources Corp.  ............     706,250
                                                         ----------
                                                         11,152,250
                                                         ----------
                 CONSUMER CYCLICAL -- 9.53%
    23,000       Dillard Department Stores, Class A         724,500
    14,000       Eaton Corp.   ........................     992,250
    32,000       Ford Motor Co.   .....................   1,004,000
    17,000       General Motors Corp.   ...............     941,375
    19,000       Goodyear Tire & Rubber Co.   .........     992,750
    18,000       J.C. Penney Co.  .....................     857,250
    22,000      +King World Productions, Inc.    ......     803,000
    30,000       Standard Register Co.  ...............     982,500
    30,000      +Waban, Inc.   ........................     836,250
    19,500       Xerox Corp.   ........................   1,109,063
                                                         ----------
                                                          9,242,938
                                                         ----------
                 RAW/INTERMEDIATE
                  MATERIALS -- 8.79%
    19,000       Arco Chemical Co.   ..................     826,500
    35,000       British Steel ADR   ..................     931,875
    20,000       Cleveland-Cliffs, Inc. ...............     845,000
    14,000       Eastman Chemical Co.   ...............     752,500
    30,675       Hanna (M.A.) Co.    ..................     651,844
    51,071       Millenium Chemicals, Inc. ............     957,581
    34,000       Quanex Corp.  ........................     854,250
    19,000       Union Camp Corp.    ..................     895,375
    21,000       Weyerhaeuser Co. .....................     937,125
    14,000       Willamette Industries, Inc.  .........     875,000
                                                         ----------
                                                          8,527,050
                                                         ----------

   Shares                                                  Value
-------------                                            -----------

COMMON STOCKS -- (continued)
                 TECHNOLOGY -- 7.79%
    14,000       Intel Corp.   ........................  $1,946,000
     7,500       International Business Machines
                  Corp.   .............................   1,030,313
    25,000      +Marshall Industries ..................     787,500
    35,000      +National Semiconductor ...............     962,500
    95,000      +Novell, Inc.  ........................     896,562
    20,000       Philips Electronics N.V.  ............     890,000
    41,000      +Read-Rite Corp.  .....................   1,035,250
                                                         ----------
                                                          7,548,125
                                                         ----------
                 ENERGY -- 5.61%
     9,000       Exxon Corp.   ........................     969,750
    45,000       Occidental Petroleum Corp.   .........   1,108,125
    30,000       Repsol S.A. ADR  .....................   1,222,500
    34,000       Ultramar Diamond Shamrock
                 Corp.   ..............................   1,079,500
    40,000       YPF S.A. ADR  ........................   1,060,000
                                                         ----------
                                                          5,439,875
                                                         ----------
                CAPITAL GOODS -- 4.42%
    34,000      +AGCO Corp. ...........................     939,250
    19,000       Cummins Engine Co., Inc.  ............     973,750
    55,000      +Griffon Corp. ........................     660,000
    42,000      +Gulfstream Aerospace Corp.   .........     913,500
    14,000       Tecumseh Products, Class A   .........     794,500
                                                         ----------
                                                          4,281,000
                                                         ----------
                TRANSPORTATION -- 3.79%
    11,000      +AMR Corp.  ...........................     907,500
    12,168       Delta Air Lines, Inc.  ...............   1,023,633
    16,000       GATX Corp.    ........................     782,000
    40,000      +Knightsbridge Tankers Ltd.   .........     960,000
                                                         ----------
                                                          3,673,133
                                                         ----------
                 CONSUMER STAPLES -- 3.62%
    27,000       American Greetings Corp., Class A          857,250
    44,600       Archer-Daniels-Midland Co.   .........     797,225
    36,000       IBP, Inc.  ...........................     886,500
     8,500       Philip Morris Companies, Inc.   ......     970,062
                                                         ----------
                                                          3,511,037
                                                         ----------
                 UTILITIES -- 1.04%
    17,860       El Paso Natural Gas Co.   ............   1,011,323
                                                         ----------
                TOTAL COMMON STOCKS
                 (Cost $41,731,296)  ..................  54,386,731
                                                         ----------


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Balanced Fund -- (continued)



     Principal
      Amount                                                       Value
    -----------                                                   --------
CORPORATE BONDS -- 17.07%
                          FINANCIAL -- 6.95%
           $463,000       Chevron Capital USA, Inc. 7.45%,
                           08/15/04  ..........................  $  461,199
          1,500,000       Ford Motor Credit Co. 7.00%,
                           09/25/01  ..........................   1,494,590
            500,000       Ford Motor Credit Co. 7.57%,
                           05/16/05  ..........................     495,601
          1,250,000       General Motors Acceptance Corp.
                           6.75 %, 06/10/02   .................   1,223,101
          1,200,000        Safeco Corp. 7.875%, 04/01/05  .....   1,219,777
          1,850,000        Xerox Credit Corp. 6.84%,
                           06/01/00  ..........................   1,841,607
                                                                 ----------
                                                                  6,735,875
                          CONSUMER STAPLES -- 3.38%
          1,000,000       Anheuser Busch Co., Inc. 8.50%,
                           03/01/17  ..........................   1,008,966
          1,625,000       Campbell Soup Co. 8.75%,
                           03/13/01  ..........................   1,662,760
            600,000       McDonald's Corp. 7.375%,
                           07/15/02  ..........................     603,713
                                                                 ----------
                                                                  3,275,439
                                                                 ----------
                          UTILITIES -- 3.21%
            575,000       Alabama Power Co. 7.00%,
                           01/01/03  ..........................     563,479
            775,000       AT&T Corp. 8.20%, 02/15/05  .........     792,601
            275,000       General Telephone of Wisconsin
                           7.50 %, 03/01/02   .................     274,881
          1,500,000       Southwestern Bell 7.75%,
                           09/01/09  ..........................   1,483,229
                                                                 ----------
                                                                  3,114,190
                                                                 ----------
                          RAW/INTERMEDIATE
                          MATERIALS -- 2.08%
          2,000,000       SmithKline Beecham 7.50%,
                           05/01/02  ..........................   2,013,662
                                                                 ----------
                          ENERGY -- 1.45%
          1,375,000       Occidental Petroleum Corp. 8.50%,
                           09/15/04  ..........................   1,410,757
                                                                 ----------
                          TOTAL CORPORATE BONDS
                          (Cost $16,803,909) ..................  16,549,923
                                                                 ----------

   Principal
    Amount                                                          Value
----------------------                                           -----------
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 23.21%
                          Federal Home Loan Bank
           $500,000      ++7.00 %, 07/03/06  ..................  $  496,859
          1,000,000      ++6.25 %, 06/11/99  ..................     998,314
                                                                 -----------
                                                                  1,495,173
                                                                 -----------
            250,000       Federal Home Loan Mortgage
                           Corp. 7.25%, 08/24/05   ............     245,704
                                                                 -----------
          1,025,000       Federal National Mortgage
                           Association 8.625%, 11/10/04           1,055,286
                                                                 -----------
                          Financial Assistance Corp.
          1,000,000       9.20 %, 09/27/05   ..................   1,062,483
          1,100,000       9.50 %, 04/16/04   ..................   1,154,159
                                                                 -----------
                                                                  2,216,642
                                                                 -----------
                          U.S. Treasury Bonds
            500,000       6.25 %, 08/31/00   ..................     493,906

          1,000,000       8.25 %, 05/15/05   ..................   1,038,438

          1,575,000       12.00 %, 08/15/13  ..................   2,163,656
                                                                 -----------
                                                                  3,696,000
                                                                 -----------
                          U.S. Treasury Notes
            525,000       8.00 %, 08/15/99   ..................     541,734
            400,000       6.875%, 08/31/99   ..................     403,000
          1,500,000       7.75 %, 11/30/99   ..................   1,542,188
            500,000       8.50 %, 02/15/00   ..................     524,375
          1,500,000       5.50 %, 12/31/00   ..................   1,440,938
          2,900,000       6.625%, 07/31/01   ..................   2,886,408
          1,000,000       5.875%, 02/15/04   ..................     945,625
          1,275,000       7.25 %, 08/15/04   ..................   1,299,703
           ,250,000       7.875%, 11/15/04   ..................   1,319,531
          1,000,000       7.50 %, 02/15/05   ..................   1,034,063
            750,000       6.875%, 05/15/06   ..................     745,547
          1,000,000       9.125%, 05/15/09   ..................   1,115,000
                                                                 -----------
                                                                 13,798,112
                                                                 -----------
                          TOTAL U.S. GOVERNMENT &
                          AGENCY OBLIGATIONS
                          (Cost $22,995,228) ..................  22,506,917
                                                                 -----------
DEMAND NOTES -- 3.87%
            356,000       Associates Corp. of North
                           America Master Notes ...............     356,000
          3,394,000       General Electric Co. Promissory
                           Notes    ...........................   3,394,000
                                                                 -----------


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Balanced Fund -- (continued)



Principal
 Amount                                    Value
-----------                              -----------
DEMAND NOTES -- (continued)
               TOTAL DEMAND NOTES
               (Cost $3,750,000) ......    $3,750,000
                                           ----------


TOTAL INVESTMENTS
  (Cost $85,280,433) ......     100.24%   $97,193,571
OTHER ASSETS AND
  LIABILITIES (NET)  ......      (0.24)      (231,072)
                              --------    ------------
NET ASSETS  ...............     100.00%   $96,962,499
                              ========    ============


------------
 + Non-income producing security.
++ Step Bond -- Coupon rate increases in increments to maturity. Rate is disclosed as of March 31, 1997. Maturity date disclosed is the ultimate maturity date.
ADR -- American Depositary Receipt.


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

International Equity Fund



  Shares                                                  Value
  --------                                                -----
 COMMON STOCKS--88.08%
               JAPAN -- 12.19%
    70,000    +Atlantis Japan Growth Fund Ltd.  .      $  450,100
    45,000     Canon, Inc.  ........................      964,728
       400     Canon Sales Co., Inc.    ............        7,928
    12,000     Hirose Electric    ..................      659,170
    25,000     Honda Motor Co.    ..................      746,299
   150,000     Mitsubishi Heavy Industries Ltd.  .        976,863
    45,000     Nippon Denso Co.   ..................      884,637
                                                        ---------
                                                        4,689,725
                                                        ---------
               SWITZERLAND -- 10.95%
     5,000     ABB AG (Registered)   ...............    1,160,770
    21,000     Nestle S.A. ADR (Registered)   ......    1,228,116
       700    +Novartis AG (Registered)    .........      868,979
     2,500     SGS Holdings S.A.  ..................      955,724
                                                       ----------
                                                        4,213,589
                                                       ----------
               NETHERLANDS -- 10.42%
    15,000     IHC Caland N.V.    ..................      801,514
    20,000     ING Groep N.V.  .....................      788,183
     9,000     Royal Dutch Petroleum Co.   .........    1,575,000
     7,000     Wolters Kluwer N.V.   ...............      843,270
                                                       ----------
                                                        4,007,967
                                                       ----------
               GERMANY -- 9.57%
    30,000     Bayer AG  ...........................    1,262,893
    12,000    +Daimler-Benz AG    ..................      968,577
    22,000     Deutsche Bank AG   ..................    1,246,702
     6,000     Hornbach Baumarkt AG  ...............      201,487
                                                       ----------
                                                        3,679,659
                                                       ----------
               HONG KONG -- 7.44%
    15,000     HSBC Holdings plc  ..................      348,468
   400,000     Hong Kong & China Gas    ............      751,142
   150,000     Hutchison Whampoa Ltd.   ............    1,127,681
   250,000     Johnson Electric Holdings Ltd.    ...      635,632
                                                       ----------
                                                        2,862,923
                                                       ----------
               SINGAPORE -- 6.13%
   120,000     Acer Computer International Ltd.           189,600
   156,000     Courts Singapore Ltd.    ............      195,608
    90,000     Develpment Bank of Singapore   ......    1,047,454
   140,000     Keppel Corp., Ltd.    ...............      882,577
     2,000    +Singapore Sesdaq Fund Ltd.  .........       43,500
                                                       ----------
                                                        2,358,739
                                                       ----------

  Shares                                                Value
------------                                          -----------
COMMON STOCKS -- (continued)
               UNITED KINGDOM -- 6.09%
     4,700     British Petroleum Co. plc   .........   $   54,606
   160,000     Rentokil Group plc    ...............    1,101,153
    75,000     RTZ Corp. plc (Registered)  .........    1,188,352
                                                       ----------
                                                        2,344,111
                                                       ----------
               FRANCE -- 5.74%
     2,000     Financiere et Industrielle Gaz et
                Eaux  ..............................      897,123
    22,000     Michelin, Class B  ..................    1,310,947
                                                       ----------
                                                        2,208,070
                                                       ----------
               MALAYSIA -- 3.86%
    70,000     Nestle Bhd.  ........................      553,896
   255,000     Sime Darby Bhd.    ..................      931,671
                                                       ----------
                                                        1,485,567
                                                       ----------
               SWEDEN -- 3.06%
    25,000     Astra AB, Class B  ..................    1,177,412
                                                       ----------
               SPAIN -- 2.47%
     7,000     Banco Intercontinental Espana  ......      949,027
                                                       ----------
               CANADA -- 2.18%
    18,000     Imperial Oil Ltd.  ..................      839,250
                                                       ----------
               NORWAY -- 1.91%
    15,000     Norsk Hydro AS ADR    ...............      733,125
                                                       ----------
               THAILAND -- 1.83%
    27,000     The Siam Cement Co., Ltd.   .........      703,895
                                                       ----------
               SOUTH AFRICA -- 1.70%
   189,218     LibLife Strategic Investments Ltd.         655,282
                                                       ----------
               UNITED STATES -- 1.38%
    15,000     Partnerre Holdings Ltd.  ............      530,625
                                                       ----------
               ARGENTINA -- 1.16%
    30,000     Quilmes Industrial S.A.  ............      303,000
    12,500     Quilmes Industrial S.A. ADR    ......      142,187
                                                       ----------
                                                          445,187
                                                       ----------
               TOTAL COMMON STOCKS
               (Cost $30,448,063) ..................   33,884,153
                                                       ----------




                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

International Equity Fund -- (continued)



Principal
Amount                                                   Value
------------                                           ---------
CORPORATE OBLIGATIONS -- 3.27%
               THAILAND -- 2.43%
$1,000,000     Bangkok Bank Public Co.
                (Convertible) 3.25%, 3/03/04   ......  $ 936,250
                                                       ---------
               SINGAPORE -- 0.84%
   400,000     Far East Levingston Shipping
                1.50%, 5/02/01  .....................    319,500
                                                       ---------
               TOTAL CORPORATE
                OBLIGATIONS
                (Cost $1,370,739)  ..................  1,255,750
                                                       ---------
 No. of
 Warrants
-----------
WARRANTS -- 0.05%
               JAPAN -- 0.03%
    13,000    +Atlantis Japan Growth Fund Ltd.,
                expiring 4/30/01   ..................     11,440
                                                       ---------
               SINGAPORE -- 0.02%
    20,000    +Acer Computer International Ltd.,
                expiring 7/31/01   ..................      8,400
                                                       ---------
               TOTAL WARRANTS
                (Cost $17,787)  .....................     19,840
                                                       ---------
Principal
 Amounts
-----------
DEMAND NOTES -- 8.35%
 $ 400,000     Associates Corp. of North America
                Master Notes    .....................    400,000
 2,812,000     General Electric Co. Promissory
                Notes  ..............................  2,812,000
                                                       ---------
               TOTAL DEMAND NOTES
                (Cost $3,212,000)  ..................  3,212,000
                                                       ---------

TOTAL INVESTMENTS
  (Cost $35,048,589) ......       99.75%             38,371,743
OTHER ASSETS AND
  LIABILITIES (NET)  ......        0.25%                 97,918
                               --------            ------------
NET ASSETS  ...............      100.00%            $38,469,661
                               ========            ============
------------
+ Non-income producing security.
ADR -- American Depositary Receipt.

       At March 31, 1997, sector diversification of the Fund's investment portfolio was as follows:

                                           % of
                                            Net         Market
Sector Diversification                    Assets        Value
------------------------------------   -----------  ------------
Financial   ........................       27.61%   $10,619,236
Consumer Cyclical    ...............       16.44      6,323,065
Consumer Staple   ..................       14.56      5,602,416
Demand Notes   .....................        8.35      3,212,000
Raw/Intermediate Materials    ......        8.20      3,155,140
Energy   ...........................        7.21      2,771,856
Transportation    ..................        7.12      2,736,716
Capital Goods  .....................        3.95      1,520,269
Technology  ........................        3.03      1,166,463
Utilities   ........................        1.95        751,142
Investment Companies    ............        1.28        493,600
Warrants    ........................        0.05         19,840
                                        --------    -----------
  Total Investments  ...............       99.75%   $38,371,743
Other Assets and Liabilities (Net)          0.25         97,918
                                        --------    -----------
  Net Assets   .....................      100.00%   $38,469,661
                                        ========    ===========

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Optimum Growth Fund



  Shares                                                 Value
 --------                                                -----
 COMMON STOCKS -- 98.41%
               CONSUMER STAPLES -- 30.21%
     5,300     Abbott Laboratories   ...............   $ 297,462
     3,100     American Home Products Corp. ........     186,000
     8,000    +Amgen, Inc.  ........................     447,000
    16,000     Coca Cola Co.   .....................     894,000
     5,000     Columbia/HCA Healthcare Corp.             168,125
     2,600     ConAgra, Inc.   .....................     141,050
     2,800     CPC International, Inc.  ............     229,600
     2,100     Eli Lilly & Co.    ..................     172,725
     4,200     General Mills, Inc.   ...............     260,925
    13,000     Gillette Co.    .....................     944,125
     3,500     H.J. Heinz Co.  .....................     138,250
     3,100     International Flavors &
                Fragrances, Inc.   .................     135,625
     9,800     Johnson & Johnson  ..................     518,175
     4,300     Kellogg Co.  ........................     289,175
     9,200     Merck & Co., Inc.  ..................     775,100
     4,400     Nabisco Holdings Corp., Class A  ....     179,300
    12,400     PepsiCo, Inc.   .....................     404,550
    11,000     Pfizer, Inc.    .....................     925,375
     2,900     Pharmacia & Upjohn, Inc.    .........     106,213
     7,100     Philip Morris Companies, Inc.  ......     810,287
     3,900     Procter & Gamble Co.  ...............     448,500
     2,900     Sara Lee Corp.  .....................     117,450
     2,300     Schering-Plough Corp.    ............     167,325
     5,600     UST, Inc.    ........................     156,100
     6,000     Winn-Dixie Stores, Inc.  ............     198,000
     2,000     Wrigley (WM.) Jr. Co.    ............     116,750
                                                       ---------
                                                       9,227,187
                                                       ---------
               TECHNOLOGY -- 21.31%
    11,000    +America Online, Inc.  ...............     466,125
    18,000    +Cisco Systems, Inc.   ...............     866,250
    10,000    +Dell Computer Corp.   ...............     676,250
    18,000    +EMC Corp.    ........................     639,000
    10,000     Intel Corp.  ........................   1,390,000
    10,000     Medtronic, Inc.    ..................     622,500
    12,000    +Microsoft Corp.    ..................   1,099,500
    26,000    +Sun Microsystems, Inc.   ............     747,500
                                                       ---------
                                                       6,507,125
                                                       ---------
               CONSUMER CYCLICAL -- 16.27%
    42,000    +CUC International, Inc.  ............     945,000
    10,000     Electronic Data Systems Corp.  ......     403,750
    17,000     Home Depot, Inc.   ..................     909,500
     9,200     McDonald's Corp.   ..................     434,700

  Shares                                                Value
------------                                          ----------
COMMON STOCKS -- (continued)
              CONSUMER CYCLICAL
               -- (continued)
     9,000     Nike, Inc., Class B   ...............   $ 558,000
     7,000    +Quintiles Transnational Corp.  ......     377,125
     3,000    +Sinclair Broadcast Group, Inc.,
                Class A   ...........................     78,000
     4,500     Time Warner, Inc.  ..................     194,625
    10,000     Wal-Mart Stores, Inc.    ............     278,750
     8,000     Walt Disney Co.    ..................     584,000
       600     Washington Post Co., Class B   ......     206,400
                                                       ---------
                                                       4,969,850
                                                       ---------
               FINANCIAL -- 15.89%
     7,000     American International Group,
                Inc.   .............................     821,625
    24,000     Charles Schwab Corp.  ...............     765,000
    10,000     Citicorp  ...........................   1,082,500
    17,000     Federal National Mortgage
                Association  .......................     614,125
    21,000     First Data Corp.   ..................     711,375
    10,000     Merrill Lynch & Co., Inc.   .........     858,750
                                                       ---------
                                                       4,853,375
                                                       ---------
               TELECOMMUNICATIONS -- 8.91%
     4,500    +AirTouch Communications, Inc.  ......     103,500
     2,900     Ameritech Corp.    ..................     178,350
    12,000    +Ascend Communications, Inc.    ......     489,000
    11,000     AT&T Corp.   ........................     382,250
     2,000    +Echostar Communications Corp.,
                Class A   ..........................      41,000
     3,600     GTE Corp.    ........................     167,850
     3,662     Lucent Technologies, Inc.   .........     193,171
     6,500    +Tele-Communications, Inc., Class A ..      78,000
    21,000    +Tellabs, Inc.   .....................     756,000
     6,000     U.S. Robotics Corp.   ...............     332,250
                                                       ---------
                                                       2,721,371
                                                       ---------
               CAPITAL GOODS -- 2.80%
     8,600     General Electric Co.  ...............     853,550
                                                       ---------

               RAW/INTERMEDIATE
                MATERIALS -- 2.14%
     2,300     Dow Chemical Co.   ..................     184,000
    10,600     Freeport-McMoRan Copper &
                Gold, Inc., Class B   ..............     321,975
     5,500     Sonoco Products Co.   ...............     148,500
                                                       ---------
                                                         654,475
                                                       ---------


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Optimum Growth Fund -- (continued)



Shares                                        Value
--------                                    -----------
COMMON STOCK -- (continued)
           ENERGY -- 0.88%
           Union Pacific Resources Group,
10,000      Inc.   .......................   $  267,500
                                             ----------
          TOTAL COMMON STOCKS
           (Cost $28,317,846) ............   30,054,433
                                             ----------



Principal
Amount                                             Value
-----------                                      -----------
DEMAND NOTES -- 2.44%
$263,000     Associates Corp. of North America
              Master Notes   ..................  $   263,000
482,000      General Electric Co. Promissory
              Notes    ........................      482,000
                                                   ---------
             TOTAL DEMAND NOTES
              (Cost $745,000)   ...............      745,000
                                                   ---------


TOTAL INVESTMENTS
  (Cost $29,062,846)  ......       100.85%       $30,799,433
OTHER ASSETS AND LIABILI-
  TIES (NET)                        (0.85)          (259,807)
                                 --------       ------------
NET ASSETS   ...............       100.00%       $30,539,626
                                 ========       ============


------------
+ Non-income producing security.

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Value Equity Fund



  Shares                                                 Value
  -------                                               -------
 COMMON STOCKS -- 100.02%
               CONSUMER STAPLES -- 24.68%
     8,000     Avon Products, Inc.  ...............   $  420,000
    16,000     Bristol-Meyers Squibb Co.  .........      944,000
    10,000     CPC International, Inc.    .........      820,000
    10,000     General Mills, Inc.  ...............      621,250
    12,000     Pharmacia & Upjohn, Inc.   .........      439,500
     6,000     Philip Morris Companies, Inc.    ...      684,750
    40,000     Savannah Foods & Industries, Inc.         525,000
    50,000     Styling Technology Corp.   .........      506,250
    30,000     Sunbeam Corp., Inc.  ...............      900,000
                                                       ---------
                                                       5,860,750
                                                       ---------
               FINANCIAL -- 21.33%
    40,000    +Amerin Corp.   .....................      795,000
    12,500     Arden Realty Group, Inc.   .........      340,625
    37,000    +Bank Plus Corp.   ..................      383,875
     6,000     Chase Manhattan Corp.   ............      561,750
     7,000     J.P. Morgan & Co., Inc.    .........      687,750
    17,000     Mid Ocean Ltd.    ..................      811,750
    15,000     NAC Re Corp.   .....................      534,375
    12,200    +Nationwide Financial Services,
                Inc., Class A  ....................      314,150
    20,000     Travelers Property Casualty Corp.,
                Class A  ..........................      635,000
                                                       ---------
                                                       5,064,275
                                                       ---------
               TECHNOLOGY -- 18.47%
    35,000    +ADT Ltd.    ........................      875,000
    30,000    +Digex, Inc.    .....................      202,500
     5,900     International Business Machines
                Corp.    ..........................      810,513
    25,000     Medical Manager Corp.   ............      231,250
     7,000     Motorola, Inc.    ..................      422,625
    17,000     Nokia Corp., Class A ADR   .........      990,250
    15,000     Xerox Corp.    .....................      853,125
                                                       ---------
                                                       4,385,263
                                                       ---------
  Shares                                               Value
------------                                         -----------
COMMON STOCKS -- (continued)
               CAPITAL GOODS -- 11.37%
    26,000    +American Standard Companies,
                Inc.  .............................   $1,170,000
     8,000     Boeing Co.  ........................      789,000
    20,000     NN Ball & Roller, Inc.  ............      207,500
    30,000     Westinghouse Electric Corp.   ......      532,500
                                                       ---------
                                                       2,699,000
                                                       ---------
               ENERGY -- 9.90%
    60,000    +Hugoton Energy Corp.    ............      615,000
     4,500     Mobil Corp.    .....................      587,812
    45,000     Offshore Energy Development
                Corp.    ...........................     405,000
    28,000     YPF S.A. ADR   .....................      742,000
                                                       ---------
                                                       2,349,812
                                                       ---------
               TRANSPORTATION -- 7.21%
    17,500    +AMERCO   ...........................      433,125
    37,000     Hvide Marine, Inc., Class A   ......      841,750
    50,000     Smithway Motor Express Corp.,
                Class A  ..........................      437,500
                                                       ---------
                                                       1,712,375
                                                       ---------

               CONSUMER CYCLICAL -- 7.06%
    39,000    +Data Documents, Inc.    ............      390,000
    20,000     Ford Motor Co.    ..................      627,500
    20,000     Synthetic Industries, Inc.    ......      355,000
    19,000     Viad Corp.  ........................      304,000
                                                       ---------
                                                       1,676,500
                                                       ---------
               TOTAL COMMON STOCKS
               (Cost $20,514,546)   ...............   23,747,975
                                                      ----------


TOTAL INVESTMENTS
  (Cost $20,514,546)  ......  100.02%     $23,747,975
OTHER ASSETS AND
  LIABILITIES (NET)   ......   (0.02)          (4,695)
                              --------    ------------
NET ASSETS   ...............  100.00%     $23,743,280
                              ========    ============


------------
+Non-income producing security.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities
March 31, 1997

                                                                                                Total Return
                                                             Equity            Income               Bond            Balanced
                                                              Fund              Fund                Fund              Fund
                                                          ---------------   ----------------   -----------------   -------------
 Assets:
 Investments, at cost -- see accompanying
   Schedules of Investments ...........................    $ 109,649,133      $  51,570,675      $  140,260,281     $ 85,280,433
                                                           ==============      =============      ==============    =============
 Investments in securities, at value* (Note 1a)  ......    $ 118,589,351      $  50,652,747      $  137,582,863     $ 97,193,571
 Cash  ................................................               43                 --                  --            7,324
 Dividends and interest receivable   ..................          167,923            742,438           1,729,685          777,797
 Receivable for fund shares sold  .....................          123,674                 --              52,650           40,048
 Deferred organization expenses (Note 1f)  ............            3,034              3,475               3,640           13,874
 Other assets   .......................................            6,128              2,306               6,102            7,154
                                                           --------------      -------------      --------------    -------------
   Total assets .......................................      118,890,153         51,400,966         139,374,940       98,039,768
 Liabilities:
   Payable for investments purchased    ...............               --                 --                  --          954,040
   Dividends payable  .................................               --            283,004             717,013               --
   Payable for fund shares redeemed  ..................          204,445                 --             162,382           50,001
   Investment advisory fees payable (Note 2a) .........           44,517              3,215              16,134           29,297
   Administration fees payable (Note 2b)   ............           16,710              6,709              18,626           14,692
   Trustees fees and expenses payable (Note 2f)  ......            2,819              1,038               3,025            2,186
   Accrued expenses and other liabilities  ............           59,651             24,736              55,415           27,053
                                                           --------------      -------------      --------------    -------------
    Total liabilities .................................          328,142            318,702             972,595        1,077,269
                                                           --------------      -------------      --------------    -------------
 Net Assets  ..........................................    $ 118,562,011      $  51,082,264      $  138,402,345     $ 96,962,499
                                                           ==============      =============      ==============    =============
 Net Assets Consist of:
   Paid-in capital ....................................    $ 104,410,760      $  51,827,765      $  140,585,035     $ 83,530,709
   Undistributed (distributions in excess of) net
    investment income .................................          180,893            (10,723)             28,473          719,750
   Accumulated net realized gain on investments  .             5,030,140            183,150             466,255          798,902
   Net unrealized appreciation (depreciation) of
    investments .......................................        8,940,218           (917,928)         (2,677,418)      11,913,138
                                                           --------------      -------------      --------------    -------------
   Net Assets   .......................................    $ 118,562,011      $  51,082,264      $  138,402,345     $ 96,962,499
                                                           ==============      =============      ==============    =============
   Shares outstanding (Unlimited number of
    $0.00001 par value shares authorized for each
    Fund) .............................................       12,290,657          7,405,739          19,326,923       11,670,025
   Net Asset Value Per Share (net assets / shares
    outstanding)   ....................................    $        9.65      $        6.90      $         7.16     $       8.31
                                                           ==============      =============      ==============    =============


* Includes repurchase agreement aggregating $17,522,698 for the Total Return Bond Fund.
                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities -- (continued)
March 31, 1997

                                                                 International         Optimum             Value
                                                                    Equity             Growth             Equity
                                                                     Fund               Fund               Fund
                                                                 ----------------   ----------------   ----------------
 Assets:
   Investments, at cost -- see accompanying Schedules of
    Investments  .............................................     $  35,048,589      $  29,062,846      $  20,514,546
                                                                    =============      =============      =============
   Investments in securities, at value (Note 1a)  ............     $  38,371,743      $  30,799,433      $  23,747,975
   Cash ......................................................               151                598                 --
   Dividends and interest receivable  ........................           124,603             39,970             48,484
   Receivable for fund shares sold ...........................            44,269                 --                 --
   Deferred organization expenses (Note 1f) ..................             2,651              1,014              1,014
   Other assets  .............................................             2,417              1,181                695
                                                                    -------------      -------------      -------------
    Total assets .............................................        38,545,834         30,842,196         23,798,168
 Liabilities:
   Payable for investments purchased  ........................                --            259,737                 --
   Payable for fund shares redeemed   ........................            31,786              3,878                 --
   Investment advisory fees payable (Note 2a)  ...............             7,125              9,112              5,816
   Administration fees payable (Note 2b) .....................            11,718              4,175              3,231
   Trustees fees and expenses payable (Note 2f)   ............               814                542                498
   Due to custodian bank  ....................................                --                 --             25,841
   Accrued expenses and other liabilities   ..................            24,730             25,126             19,502
                                                                    -------------      -------------      -------------
    Total liabilities  .......................................            76,173            302,570             54,888
                                                                    -------------      -------------      -------------
 Net Assets   ................................................     $  38,469,661      $  30,539,626      $  23,743,280
                                                                    =============      =============      =============
 Net Assets Consist of:
   Paid-in capital  ..........................................     $  35,063,575      $  30,615,158      $  21,110,566
   Undistributed (distributions in excess of) net investment
    income    ................................................          (129,768)            52,275             52,005
   Accumulated net realized gain (loss) on investments  ......           215,154           (804,467)           (34,750)
   Net unrealized appreciation (depreciation) of investments           3,320,700            676,660          2,615,459
                                                                    -------------      -------------      -------------
 Net Assets   ................................................     $  38,469,661      $  30,539,626      $  23,743,280
                                                                    =============      =============      =============
 Net Assets:
   Institutional Shares   ....................................     $  38,469,661      $  27,182,332      $  23,686,930
   Trust Shares  .............................................                --          3,357,294             56,350
 Shares outstanding (Unlimited number of $0.00001 par
   value shares authorized for each Fund):
   Institutional Shares   ....................................         4,262,471          2,667,320          2,090,584
   Trust Shares  .............................................                --            329,796              4,975
 Net Asset Value Per Share (net assets / shares outstanding):
  Institutional Shares .......................................     $        9.03      $       10.19      $       11.33
                                                                    =============      =============      =============
  Trust Shares   .............................................                --      $       10.18      $       11.33
                                                                    =============      =============      =============


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Operations
Period Ended March 31, 1997

                                                                            Total Return
                                               Equity          Income           Bond
                                               Fund(b)         Fund(b)        Fund(b)
                                            ---------------  -------------  --------------
 Investment Income
    Dividend income  .....................    $   1,274,805   $       ---     $        ---
    Interest income  .....................          147,680     2,641,382        7,187,660
    Less: Foreign taxes withheld .........               --            --               --
                                               -------------  ------------     ------------
      Total Income   .....................        1,422,485     2,641,382        7,187,660
 Expenses (Note 1g):
    Investment advisory fees
     (Note 2a) ...........................          661,332       245,064          710,377
    Administrative fees (Note 2b)   ......          155,310        57,907          167,883
    Custodian fees   .....................           32,536        13,742           34,514
    Transfer agent fees ..................            3,939         8,270            6,892
    Auditing fees ........................            5,460         3,586            4,493
    Legal fees ...........................           27,447        11,336           35,129
    Prospectus and shareholder
     reports   ...........................            9,187         5,980           10,800
    Registration fees   ..................           28,130         8,362           13,572
    Trustees' fees and expenses
     (Note 2f) ...........................            8,124         2,659            9,301
    Distribution fees -- Trust Shares
     (Note 2e) ...........................               --            --               --
    Amortization of organization
     expenses (Note 1f) ..................            1,027         1,447            1,204
    Insurance expense   ..................            2,613         3,163            7,386
    Miscellaneous ........................            1,367           445            1,372
                                               -------------  ------------     ------------
      Total Expenses .....................          936,472       361,961        1,002,923
      Less: Waiver of fees
       (Note 2c)  ........................         (223,185)     (173,417)        (457,871)
                                               -------------  ------------     ------------
      Net Expenses   .....................          713,287       188,544          545,052
                                               -------------  ------------     ------------
 Net Investment Income  ..................          709,198     2,452,838        6,642,608
                                               -------------  ------------     ------------
 Realized and Unrealized Gain (Loss)
   (Note 3):
   Net realized gain on investments ......        5,378,047       221,976          892,647
   Net realized gain (loss) on foreign
    currency transactions  ...............               --            --               --
   Net change in unrealized
    appreciation/
    depreciation of investments dur-
    ing the period (a)                            6,409,437      (473,993)      (1,699,077)
                                               -------------  ------------     ------------
 Net Realized and Unrealized Gain
   (Loss)   ..............................       11,787,484      (252,017)        (806,430)
                                               -------------  ------------     ------------
 Net Increase in Net Assets Resulting
   from Operations   .....................    $  12,496,682   $ 2,200,821     $  5,836,178
                                               =============  ============     ============
 ------------
 (a) Includes net unrealized
     appreciation/depreciation of
     foreign currency ....................               --            --               --
 (b) For the ten months ended
     March 31, 1997 (See Note 4).
 (c) For the period from June 1, 1996
     (Commencement of Operations)
     to March 31, 1997.

                                                           International      Optimum        Value
                                             Balanced         Equity           Growth        Equity
                                              Fund(b)         Fund(b)          Fund(c)       Fund(c)
                                            -------------  ---------------    ----------   ----------
 Investment Income
    Dividend income  .....................   $ 1,169,820      $  345,955      $  231,082   $  295,228
    Interest income  .....................     2,411,285         110,797          42,708        3,203
    Less: Foreign taxes withheld .........            --         (60,867)             --           --
                                             ------------       ----------     ----------  -----------
      Total Income   .....................     3,581,105         395,885         273,790      298,431
 Expenses (Note 1g):
    Investment advisory fees
     (Note 2a) ...........................       512,765         292,816         131,188      118,055
    Administrative fees (Note 2b)   ......       121,293          58,563          30,991       27,893
    Custodian fees   .....................        25,530          55,746           7,810        7,762
    Transfer agent fees ..................         4,646           4,169           8,122        6,479
    Auditing fees ........................           666           4,343           5,383        5,351
    Legal fees ...........................        31,441          10,628           9,794        9,374
    Prospectus and shareholder
     reports   ...........................        12,031           2,831           2,920        3,828
    Registration fees   ..................           979           1,322          22,584       20,041
    Trustees' fees and expenses
     (Note 2f) ...........................         6,881           2,358           2,232        2,133
    Distribution fees -- Trust Shares
     (Note 2e) ...........................            --              --           3,232           43
    Amortization of organization
     expenses (Note 1f) ..................         4,733           1,003             204          204
    Insurance expense   ..................        10,534           2,573           1,794        2,080
    Miscellaneous ........................           752           1,450             615          585
                                             ------------       ----------     ----------  -----------
      Total Expenses .....................       732,251         437,802         226,869      203,828
      Less: Waiver of fees
       (Note 2c)  ........................      (180,419)       (173,028)        (82,357)     (76,512)
                                             ------------       ----------     ----------  -----------
      Net Expenses   .....................       551,832         264,774         144,512      127,316
                                             ------------       ----------     ----------  -----------
 Net Investment Income  ..................     3,029,273         131,111         129,278      171,115
                                             ------------       ----------     ----------  -----------
 Realized and Unrealized Gain (Loss)
   (Note 3):
   Net realized gain on investments ......     2,735,694         451,182        (804,467)     (34,750)
   Net realized gain (loss) on foreign
    currency transactions  ...............            --         (57,101)             --           --
   Net change in unrealized
    appreciation/
    depreciation of investments dur-
    ing the period (a)                         1,611,223          57,410         676,660    2,615,459
                                             ------------       ----------     ----------  -----------
 Net Realized and Unrealized Gain
   (Loss)   ..............................     4,346,917         451,491        (127,807)   2,580,709
                                             ------------       ----------     ----------  -----------
 Net Increase in Net Assets Resulting
   from Operations   .....................   $ 7,376,190      $  582,602      $    1,471   $2,751,824
                                             ============       ==========     ==========  ===========
 ------------
 (a) Includes net unrealized
     appreciation/depreciation of
     foreign currency .....................           --      $   (2,454)             --           --
 (b) For the ten months ended
     March 31, 1997 (See Note 4).
 (c) For the period from June 1, 1996
     (Commencement of Operations)
     to March 31, 1997.


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets

                                                     Equity Fund
                                           ----------------------------------
                                           Period Ended      Year Ended
                                             March 31,         May 31,
                                             1997 (b)           1996
                                           ---------------  ---------------
Increase (Decrease) in Net Assets
from:
   Operations:
    Net investment income ...............    $     709,198    $     280,822
    Net realized gain on
     investments ........................        5,378,047        1,711,256
    Net change in unrealized
     appreciation/depreciation of
     investments during the
     period   ...........................        6,409,437        1,271,632
                                              -------------    -------------
      Net increase in net assets
       resulting from operations                12,496,682        3,263,710
 Distributions to Shareholders:
   From net investment income   .........         (608,037)        (263,354)
   In excess of net investment
    income ..............................               --               --
   From net realized gains   ............       (1,774,938)              --
                                              -------------    -------------
     Total distributions to
       shareholders .....................       (2,382,975)        (263,354)
                                              -------------    -------------
 Transactions in Shares of Beneficial
   Interest:
   Net proceeds from shares sold.  ......       28,801,841       10,449,094
   Contribution in-kind   ...............      100,714,496               --
   Reinvestment of dividends ............           46,531           18,659
   Cost of shares redeemed   ............      (44,609,820)      (5,381,530)
                                              -------------    -------------
    Net increase (decrease) in net
     assets from beneficial interest
     transactions   .....................       84,953,048        5,086,223
                                              -------------    -------------
     Total Increase (Decrease) in
      Net Assets ........................       95,066,755        8,086,579
 Net Assets:
   Beginning of Period ..................       23,495,256       15,408,677
                                              -------------    -------------
   End of Period (a)   ..................    $ 118,562,011    $  23,495,256
                                              =============    =============
 Capital Share Transactions:
   Shares sold   ........................        3,042,701        1,273,927
   Contribution in-kind   ...............       11,211,157               --
   Shares issued for dividend
    reinvestment.   .....................            4,908            2,276
   Shares redeemed  .....................       (4,598,732)        (638,657)
                                              -------------    -------------
 Net Increase (Decrease) in Shares
   Outstanding   ........................        9,660,034          637,546
                                              =============    =============
 ------------
 (a) Including undistributed (distri-
     butions in excess of) net invest-
     ment income                             $     180,893    $      79,732
 (b) For the ten months ended
     March 31, 1997 (See Note 4).



                                                     Income Fund                    Total Return Bond Fund
                                           --------------------------------- ----------------------------------
                                           Period Ended      Year Ended       Period Ended         Year Ended
                                             March 31,         May 31,         March 31,             May 31,
                                             1997 (b)           1996            1997 (b)              1996
                                           ---------------  ---------------  ----------------     -------------
Increase (Decrease) in Net Assets
from:
   Operations:
    Net investment income ...............    $   2,452,838    $   2,196,012    $    6,642,608    $   2,532,363
    Net realized gain on
     investments ........................          221,976          728,960           892,647          496,712
    Net change in unrealized
     appreciation/depreciation of
     investments during the
     period   ...........................         (473,993)      (1,694,757)       (1,699,077)      (2,190,037)
                                              -------------    -------------    --------------    -------------
      Net increase in net assets
       resulting from operations                 2,200,821        1,230,215         5,836,178          839,038
 Distributions to Shareholders:
   From net investment income   .........       (2,453,645)      (2,194,625)       (6,627,379)      (2,524,201)
   In excess of net investment
    income ..............................          (10,723)              --                --               --
   From net realized gains   ............         (562,577)        (300,331)         (487,553)        (557,621)
                                              -------------    -------------    --------------    -------------
     Total distributions to
       shareholders .....................       (3,026,945)      (2,494,956)       (7,114,932)      (3,081,822)
                                              -------------    -------------    --------------    -------------
 Transactions in Shares of Beneficial
   Interest:
   Net proceeds from shares sold.  ......       35,338,940        4,886,857        39,912,748       44,811,645
   Contribution in-kind   ...............               --               --        77,792,503              ---
   Reinvestment of dividends ............               --               --            96,057           91,507
   Cost of shares redeemed   ............       (7,431,851)     (12,850,432)      (43,137,691)      (2,556,385)
                                              -------------    -------------    --------------    -------------
    Net increase (decrease) in net
     assets from beneficial interest
     transactions   .....................       27,907,089       (7,963,575)       74,663,617       42,346,767
                                              -------------    -------------    --------------    -------------
     Total Increase (Decrease) in
      Net Assets ........................       27,080,965       (9,228,316)       73,384,863       40,103,983
 Net Assets:
   Beginning of Period ..................       24,001,299       33,229,615        65,017,482       24,913,499
                                              -------------    -------------    --------------    -------------
   End of Period (a)   ..................    $  51,082,264    $  24,001,299    $  138,402,345    $  65,017,482
                                              =============    =============    ==============    =============
 Capital Share Transactions:
   Shares sold   ........................        5,026,877          667,752         5,461,630        6,054,335
   Contribution in-kind   ...............               --               --        10,749,843               --
   Shares issued for dividend
    reinvestment.   .....................               --               --            13,188           12,229
   Shares redeemed  .....................       (1,057,030)      (1,767,902)       (5,957,354)        (340,750)
                                              -------------    -------------    --------------    -------------
 Net Increase (Decrease) in Shares
   Outstanding   ........................        3,969,847       (1,100,150)       10,267,307        5,725,814
                                              =============    =============    ==============    =============
 ------------
 (a) Including undistributed (distri-
     butions in excess of) net invest-
     ment income                             $     (10,723)   $         807    $       28,473    $      13,244
 (b) For the ten months ended
     March 31, 1997 (See Note 4).


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets -- (continued)

                                                            Balanced Fund               International Equity Fund
                                                   --------------------------------  --------------------------------
                                                   Period Ended      Year Ended      Period Ended      Year Ended
                                                     March 31,         May 31,         March 31,         May 31,
                                                      1997(b)           1996            1997(b)           1996
                                                   ---------------  ---------------  ---------------  ---------------
 Increase (Decrease) in Net Assets from:
  Operations:
    Net investment income   .....................    $   3,029,273    $   3,765,088    $     131,111    $     311,222
    Net realized gain on investments ............        2,735,694        3,058,186          451,182          262,528
    Net realized gain (loss) on foreign currency
     transactions  ..............................               --               --          (57,101)           8,314
    Net change in unrealized
     appreciation/depreciation of investments
     during the period   ........................        1,611,223        5,262,714           57,410        2,447,750
                                                      -------------    -------------    -------------    -------------
      Net increase in net assets resulting from
       operations  ..............................        7,376,190       12,085,988          582,602        3,029,814
 Distributions to Shareholders:
   From net investment income  ..................       (3,169,226)      (3,769,789)        (226,392)        (259,741)
   In excess of net investment income   .........               --               --         (129,768)              --
   From net realized gains  .....................       (3,666,341)      (2,141,545)        (377,475)        (128,616)
                                                      -------------    -------------    -------------    -------------
     Total distributions to shareholders   ......       (6,835,567)      (5,911,334)        (733,635)        (388,357)
                                                      -------------    -------------    -------------    -------------
 Transactions in Shares of Beneficial Interest:
    Net proceeds from shares sold ...............       18,753,237       58,108,025       11,788,947       15,986,577
    Contribution in-kind ........................               --               --        8,235,903               --
    Reinvestment of dividends  ..................            1,657            1,427               --               --
    Cost of shares redeemed .....................      (17,971,066)     (43,123,869)      (5,926,057)      (2,910,308)
                                                      -------------    -------------    -------------    -------------
     Net increase in net assets from beneficial
      transactions ..............................          783,828       14,985,583       14,098,793       13,076,269
                                                      -------------    -------------    -------------    -------------
      Total Increase in Net Assets   ............        1,324,451       21,160,237       13,947,760       15,717,726
 Net Assets:
    Beginning of Period  ........................       95,638,048       74,477,811       24,521,901        8,804,175
                                                      -------------    -------------    -------------    -------------
    End of Period (a) ...........................    $  96,962,499    $  95,638,048    $  38,469,661    $  24,521,901
                                                      =============    =============    =============    =============
 Capital Share Transactions:
   Shares sold  .................................        2,281,968        7,347,793        1,294,468        1,953,107
   Contribution in-kind  ........................               --               --          894,234               --
   Shares issued for dividend reinvestment ......              201              180               --               --
   Shares redeemed ..............................       (2,190,146)      (5,442,894)        (652,788)        (343,478)
                                                      -------------    -------------    -------------    -------------
 Net Increase in Shares Outstanding  ............           92,023        1,905,079        1,535,914        1,609,629
                                                      =============    =============    =============    =============
 ------------
 (a) Including undistributed (distributions in
     excess of) net investment income ...........    $     719,750    $     864,007    $    (129,768)   $     150,383
 (b) For the ten months ended March 31, 1997
     (See Note 4).


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets -- (continued)

                                                                      Optimum Growth     Value Equity
                                                                          Fund               Fund
                                                                      ----------------   ----------------
                                                                      Period Ended       Period Ended
                                                                        March 31,          March 31,
                                                                        1997 (b)           1997 (b)
                                                                      ----------------   ----------------
 Increase (Decrease) in Net Assets from:
   Operations:
    Net investment income   .......................................     $     129,278      $     171,115
    Net realized loss on investments ..............................          (804,467)           (34,750)
    Net change in unrealized appreciation/depreciation of
     investments during the period   ..............................           676,660          2,615,459
                                                                         -------------      -------------
      Net increase in net assets resulting from operations   ......             1,471          2,751,824
 Distributions to Shareholders from net investment income:
    Institutional Shares ..........................................           (75,546)          (119,110)
    Trust Shares   ................................................            (1,457)                --
                                                                         -------------      -------------
      Total distributions to shareholders  ........................           (77,003)          (119,110)
                                                                         -------------      -------------
 Transactions in Shares of Beneficial Interest:
 Net proceeds from shares sold
    Institutional Shares ..........................................         6,828,215          1,035,782
    Trust Shares   ................................................         3,547,991             59,997
 Contribution in-kind
    Institutional Shares ..........................................        20,819,867         20,345,814
 Reinvestment of dividends
    Institutional Shares ..........................................               390                 --
    Trust Shares   ................................................             1,458                 --
 Cost of shares redeemed
    Institutional Shares ..........................................          (576,929)          (331,027)
    Trust Shares   ................................................            (5,834)                --
                                                                         -------------      -------------
      Net increase in net assets from beneficial interest
       transactions   .............................................        30,615,158         21,110,566
                                                                         -------------      -------------
        Total Increase in Net Assets ..............................        30,539,626         23,743,280
 Net Assets:
    Beginning of Period  ..........................................                --                 --
                                                                         -------------      -------------
    End of Period (a) .............................................     $  30,539,626      $  23,743,280
                                                                         =============      =============
 Capital Share Transactions:
   Shares Sold:
    Institutional Shares (c)   ....................................           640,078             86,905
    Trust Shares (d)  .............................................           330,238              4,975
   Contribution in-kind:
    Institutional Shares (c)   ....................................         2,081,986          2,034,581
   Shares issued for dividend reinvestment:
    Institutional Shares (c)   ....................................                37                 --
    Trust Shares (d)  .............................................               142                 --
   Shares redeemed:
    Institutional Shares (c)   ....................................           (54,781)           (30,902)
    Trust Shares (d)  .............................................              (584)                --
                                                                         -------------      -------------
 Net increase in shares outstanding  ..............................         2,997,116          2,095,559
                                                                         =============      =============
 ------------
 (a) Including undistributed net investment income  ...............     $      52,275      $      52,005
 (b) For the period June 1, 1996 (Commencement of
     operations) to March 31, 1997.
 (c) Initial offering of Institutional Shares commenced operations on June 1, 1996 for Optimum Growth Fund and Value Equity
     Fund.
 (d) Initial offering of Trust Shares commenced operations on July
     3, 1996 for Optimum Growth Fund and January 15, 1997 for
     Value Equity Fund.


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights
 Selected data for a share outstanding throughout each period are as follows:

                                                                 Equity Fund
                                                ------------------------------------------------
                                                                                    January 16,
                                                 Period Ended       Year Ended      1995(b) to
                                                   March 31,          May 31,         May 31,
                                                    1997(a)            1996            1995
                                                    -------            ----            ----
Net Asset Value, Beginning of Period    .......    $   8.93          $   7.73        $   7.00
                                                   --------          --------        --------
Investment Operations:
 Net investment income    .....................        0.05              0.11            0.05
 Net realized and unrealized gain (loss) on
  investments .................................        0.86              1.20            0.70
                                                   --------          --------        --------
   Total From Investment
    Operations   ..............................        0.91              1.31            0.75
                                                   --------          --------        --------
Distributions:
 From net investment income  ..................       (0.07)            (0.11)          (0.02)
 In excess of net investment income   .........          --                --              --
 From net realized gains  .....................       (0.12)               --              --
                                                   --------          --------        --------
  Total Distributions  ........................       (0.19)            (0.11)          (0.02)
                                                   --------          --------        --------
Net Asset Value, End of Period    .............    $   9.65          $   8.93        $   7.73
                                                   ========          ========        ========
Total Return    ...............................       10.22%(c)         17.04%          10.80%(c)
                                                   ========          ========        ========
Ratios and Supplemental Data:
Ratios to Average Net Assets
 Expenses (d) .................................        0.70%(f)          0.36%           0.12%(f)
 Net Investment Income (d)   ..................        0.70%(f)          1.32%           2.44%(f)
 Portfolio Turnover ...........................          32%              113%             34%
 Average Commission Rate (e) ..................    $ 0.0800               N/A             N/A
Net Assets at end of Period (000's omitted)        $118,562          $ 23,495        $ 15,409

                                                                   Income Fund
                                                  ---------------------------------------------
                                                                                    January 16,
                                                  Period Ended     Year Ended       1995(b) to
                                                     March 31,       May 31,          May 31,
                                                     1997(a)          1996             1995
                                                     -------          ----             ----
Net Asset Value, Beginning of Period    .......     $  6.99         $   7.33          $  7.00
                                                    -------         --------          -------
Investment Operations:
 Net investment income    .....................        0.38             0.51             0.19
 Net realized and unrealized gain (loss) on
  investments .................................       (0.01)           (0.27)            0.33
                                                    -------         --------          -------
   Total From Investment
    Operations   ..............................        0.37             0.24             0.52
                                                    -------         --------          -------
Distributions:
 From net investment income  ..................       (0.38)           (0.51)           (0.19)
 In excess of net investment income   .........        0.00(h)            --               --
 From net realized gains  .....................       (0.08)           (0.07)              --
                                                    -------         --------          -------
  Total Distributions  ........................       (0.46)           (0.58)           (0.19)
                                                    -------         --------          -------
Net Asset Value, End of Period    .............     $  6.90         $   6.99          $  7.33
                                                    =======         ========          =======
Total Return    ...............................        5.39%(c)         3.18%            7.51%(c)
                                                    =======         ========          =======
Ratios and Supplemental Data:
Ratios to Average Net Assets
 Expenses (d) .................................        0.50%(f)         0.26%            0.12%(f)
 Net Investment Income (d)   ..................        6.50%(f)         6.99%            7.17%(f)
 Portfolio Turnover ...........................         107%              67%              34%
 Average Commission Rate (e) ..................         N/A              N/A              N/A
Net Assets at end of Period (000's omitted)         $51,082         $ 24,001          $33,230

Excelsior Institutional Trust
Financial Highlights
 Selected data for a share outstanding throughout each period are as follows:

                                                       Total Return Bond Fund
                                          -------------------------------------------------
                                                                               January 19,
                                             Period Ended      Year Ended      1995(b) to
                                               March 31,         May 31,          May 31,
                                                 1997 (a)          1996            1995
                                                 --------          ----            ----
Net Asset Value, Beginning of
 Period  ..............................       $  7.18          $   7.47         $  7.00
                                              -------          --------         -------
Investment Operations:
 Net investment income  ...............          0.37              0.48            0.18
 Net realized and unrealized gain
  (loss) on investments ...............          0.01(g)          (0.17)           0.47
                                              -------          --------         -------
    Total From Investment
     Operations   .....................          0.38              0.31            0.65
                                              -------          --------         -------
Distributions:
 From net investment income   .........         (0.37)            (0.48)          (0.18)
 In excess of net investment
  income ..............................            --                --              --
 From net realized gains   ............         (0.03)            (0.12)             --
                                              -------          --------         -------
  Total Distributions   ...............         (0.40)            (0.60)          (0.18)
                                              -------          --------         -------
Net Asset Value, End of Period   ......       $  7.16          $   7.18         $  7.47
                                              =======          ========         =======
Total Return   ........................          5.29%(c)          4.20%           9.40%(c)
                                              =======          ========         =======
Ratios and Supplemental Data:
Ratios to Average Net Assets
 Expenses (d)  ........................          0.50%(f)          0.32%           0.12%(f)
 Net Investment Income (d) ............          6.08%(f)          6.47%           7.09%(f)
 Portfolio Turnover  ..................           200%              127%             84%
 Average Commission Rate (e)  .........           N/A               N/A             N/A
Net Assets at end of Period (000's
 omitted)   ...........................      $138,402          $ 65,017         $24,913

------------
 (a) For the ten months ended March 31, 1997 (See Note 4).
 (b) Commencement of Operations
 (c) Not annualized
 (d) Reflects voluntary fee waiver and reimbursement of expenses (if any) by the advisor and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
     Expenses to Average Net
     Assets   0.92%(f)   1.49%   2.67%(f)   0.96%(f)    1.35%   1.65%(f)
     0.92%(f)   1.33%   1.93%(f)
     Net Investment Income to
     Average Net Assets  0.48%(f)  0.19%  (0.12)%(f)   6.04%(f)   5.90%
     5.65%(f)   5.66%(f)   5.46%  5.28%(f)
 (e) For fiscal years begining on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.
 (f) Annualized
 (g) The amount shown for the period ended March 31, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Fund.
 (h) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)
Selected data for a share outstanding throughout each period are as follows:

                                                                   Balanced Fund
                                                  --------------------------------------------------
                                                                                       July 11,
                                                    Period Ended      Year Ended      1994(b) to
                                                     March 31,         May 31,         May 31,
                                                      1997 (a)           1996            1995
                                                  ------------------  ------------  ----------------
 Net Asset Value, Beginning of Period  .........        $  8.26          $   7.70        $  7.00
                                                        -------          --------        -------
 Investment Operations:
   Net investment income   .....................          0.26               0.34           0.35
   Net realized and unrealized gain on
    investments   ..............................          0.40               0.78           0.64
                                                       -------           --------        -------
     Total From Investment Operations                     0.66               1.12           0.99
                                                       -------           --------        -------
 Distributions:
   From net investment income ..................         (0.28)             (0.36)         (0.26)
   In excess of net investment income  .........            --                 --             --
   From net realized gains .....................         (0.33)             (0.20)         (0.03)
                                                       -------           --------        -------
    Total Distributions ........................         (0.61)             (0.56)         (0.29)
                                                       -------           --------        -------
 Net Asset Value, End of Period  ...............       $  8.31           $   8.26        $  7.70
                                                       =======           ========        =======
 Total Return  .................................          8.20%(c)          15.07%         14.59%(c)
                                                       =======           ========        =======
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
   Expenses (d)   ..............................          0.70%(f)           0.38%          0.12%(f)
   Net Investment Income (d)  ..................          3.84%(f)           4.34%          5.55%(f)
   Portfolio Turnover   ........................            53%                56%            57%
   Average Commission Rate (e)   ...............       $0.0591                N/A            N/A
 Net Assets at end of Period (000's omitted) ...       $96,962           $ 95,638        $74,478
                                                               International Equity Fund
                                                      -------------------------------------------
                                                                                      January 24,
                                                      Period Ended     Year Ended     1995(b) to
                                                        March 31,        May 31,        May 31,
                                                        1997 (a)          1996           1995
                                                       --------           ----           ----
 Net Asset Value, Beginning of Period  .........       $  8.99          $   7.88        $  7.00
                                                       -------          --------        -------
 Investment Operations:
   Net investment income   .....................          0.01              0.09           0.08
   Net realized and unrealized gain on
    investments   ..............................          0.21              1.20           0.80
                                                       -------          --------        -------
     Total From Investment Operations                     0.22              1.29           0.88
                                                       -------          --------        -------
 Distributions:
   From net investment income ..................         (0.06)            (0.12)            --
   In excess of net investment income  .........         (0.03)               --             --
   From net realized gains .....................         (0.09)            (0.06)            --
                                                       -------          --------        -------
    Total Distributions ........................         (0.18)            (0.18)            --
                                                       -------          --------        -------
 Net Asset Value, End of Period  ...............       $  9.03          $   8.99        $  7.88
                                                       =======          ========        =======
 Total Return  .................................          2.41%(c)         16.58%         12.57%(c)
                                                       =======          ========        =======
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
   Expenses (d)   ..............................          0.90%(f)          0.60%          0.25%(f)
   Net Investment Income (d)  ..................          0.45%(f)          1.71%          3.47%(f)
   Portfolio Turnover   ........................            45%               19%             8%
   Average Commission Rate (e)   ...............       $0.0293               N/A            N/A
 Net Assets at end of Period (000's omitted) .         $38,470          $ 24,522        $ 8,804
 ----------
  (a) For the ten months ended March 31, 1997 (See Note 4).
  (b) Commencement of Operations
  (c) Not annualized
  (d) Reflects voluntary fee waiver and reimbursement of expenses (if any) by the advisor and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
      Expenses to Average Net Assets ...........   0.93%(f)    1.21%       1.32%(f)     1.49 %(f)        2.05%          3.32%(f)
      Net Investment Income to
      Average Net Assets   .....................   3.61%(f)    3.51%       4.35%(f)    (0.14)%(f)        0.26%          0.40%(f)
  (e) For fiscal years begining on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.
  (f) Annualized

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)

Selected data for a share outstanding throughout each period are as follows:

                                                                         Optimum Growth Fund
                                                              -----------------------------------------
                                                              Institutional Shares      Trust Shares
                                                              ----------------------  -----------------
                                                                    June 1,               July 3,
                                                                  1996 (a) to            1996(a) to
                                                                   March 31,             March 31,
                                                                      1997                  1997
                                                              ----------------------  -----------------
 Net Asset Value, Beginning of Period  .....................       $   10.00              $   9.87
                                                                   ------------           -----------
 Investment Operations:
   Net investment income   .................................            0.05                  0.02
   Net realized and unrealized gain (loss) on investments .             0.17(f)               0.31(f)
                                                                   ------------           -----------
    Total From Investment Operations   .....................            0.22                  0.33
                                                                   ------------           -----------
 Distributions from net investment income ..................           (0.03)                (0.02)
                                                                   ------------           -----------
 Net Asset Value, End of Period  ...........................       $   10.19              $  10.18
                                                                   ============           ===========
 Total Return  .............................................            2.23%(b)              3.31%(b)
                                                                   ============           ===========
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
   Expenses (e)   ..........................................            0.70%(e)              1.05%(e)
   Net Investment Income (c)  ..............................            0.66%(e)              0.33%(e)
   Portfolio Turnover   ....................................              20%                   20%
   Average Commission Rate (d)   ...........................       $  0.0280              $ 0.0280
 Net Assets at end of Period (000's omitted) ...............       $  27,183              $  3,357
 ----------
  (a) Commencement of Operations
  (b) Not annualized
  (c) Reflects voluntary fee waiver and reimbursement of expenses (if any) by the advisor and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
      Expenses to Average Net Assets ........................           1.11%(e)            1.47%(e)
      Net Investment Income to
      Average Net Assets   .................................            0.25%(e)           (0.09)%(e)
  (d) For fiscal years begining on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.
  (e) Annualized
  (f) The amount shown for the period ended March 31, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Fund.

                                                                         Value Equity Fund
                                                              -----------------------------------------
                                                              Institutional Shares      Trust Shares
                                                              ----------------------  -----------------
                                                                    June 1,             January 15,
                                                                  1996(a) to            1997(a) to
                                                                   March 31,             March 31,
                                                                      1997                  1997
                                                              ----------------------  -----------------
 Net Asset Value, Beginning of Period  .....................       $   10.00               $  12.08
                                                                   ------------            -----------
 Investment Operations:
   Net investment income   .................................            0.08                   0.01
   Net realized and unrealized gain (loss) on investments .             1.31                  (0.76)
                                                                   ------------            -----------
    Total From Investment Operations   .....................            1.39                  (0.75)
                                                                   ------------            -----------
 Distributions from net investment income ..................           (0.06)                    --
                                                                   ------------            -----------
 Net Asset Value, End of Period  ...........................       $   11.33               $  11.33
                                                                   ============            ===========
 Total Return  .............................................           13.91%(b)              (6.21)%(b)
                                                                   ============            ============
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
   Expenses (e)   ..........................................            0.70%(e)               1.05%(e)
   Net Investment Income (c)  ..............................            0.94%(e)               0.54%(e)
   Portfolio Turnover   ....................................              64%                    64%
   Average Commission Rate (d)   ...........................       $  0.0783               $ 0.0783
 Net Assets at end of Period (000's omitted) ...............       $  23,687               $     56
 ----------
  (a) Commencement of Operations
  (b) Not annualized
  (c) Reflects voluntary fee waiver and reimbursement of expenses (if any) by the advisor and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
      Expenses to Average Net Assets .......................           1.12%(e)             1.43%(e)
      Net Investment Income to
      Average Net Assets   .................................           0.52%(e)             0.16%(e)
  (d) For fiscal years begining on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.
  (e) Annualized
  (f) The amount shown for the period ended March 31, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Fund.

                       See Notes to Financial Statements.

                         Excelsior Institutional Trust

                         Notes to Financial Statements


1. Significant Accounting Policies:

     Excelsior Institutional Trust ("Trust") is registered under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933, as an open-end diversified management investment company and is comprised of nine funds (each a "Fund", collectively, the "Funds"), each having its own investment objectives and policies.

     These financial statements pertain to the following seven Funds: Excelsior Institutional Equity Fund ("Equity Fund"), Excelsior Institutional Income Fund ("Income Fund"), Excelsior Institutional Total Return Bond Fund ("Total Return Bond Fund"), Excelsior Institutional Balanced Fund ("Balanced Fund"), Excelsior Institutional International Equity Fund ("International Equity Fund"), Excelsior Institutional Optimum Growth Fund ("Optimum Growth Fund") and Excelsior Institutional Value Equity Fund ("Value Equity Fund"). With regard to Optimum Growth Fund and Value Equity Fund, the Trust offers two classes of shares: Institutional Shares and Trust Shares. The Optimum Growth Fund and Value Equity Fund commenced operations on June 1, 1996 with the offering of Institutional Shares. The Optimum Growth Fund and Value Equity Fund began offering Trust Shares on July 3, 1996 and January 15, 1997, respectively. The financial statements for Excelsior Institutional Equity Growth Fund and Excelsior Institutional Bond Index Fund are presented separately.

     The following is a summary of the significant accounting policies of the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from these estimates.

     a) Valuation of Investments--Investments in securities that are traded on a domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established
is likely to have changed such value, then a fair value of those secur-    ities
will be determined by consideration of other factors under the direction of the Funds' Trustees. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

     All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency

                         Excelsior Institutional Trust
exchange rates prevailing upon the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Funds' Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

     b) Forward foreign currency exchange contracts--The International Equity Fund's participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, on the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value recorded as unrealized appreciation or depreciation. Realized gains and losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

     c) Security transactions and investment income--Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including where applicable, amortization of discounts and premiums on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.

     d) Dividends to Shareholders--Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: For the Equity Fund, Balanced Fund, Optimum Growth Fund, and the Value Equity Fund, dividends will be declared and paid at least quarterly; for the Income Fund and Total Return Bond Fund, dividends will be declared daily and paid at least monthly; and for the International Equity Fund, dividends will be declared and paid at least once a year. Distributions to shareholders of net realized capital gains, if any, are normally declared and paid annually, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Trust not to distribute such gain.

     Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, and post-October losses.

     In order to avoid a Federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

                         Excelsior Institutional Trust

     e) Repurchase agreements--The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment advisor subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds' custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value of not less than 102% of the repurchase price (including accrued interest).

     If the value of the underlying security, including accrued interest, falls below 102% of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Fund to the possible delay in the connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

     f) Deferred Organization Expense--Expenses incurred by each Fund in connection with its organization are being amortized on a straight-line basis over a five year period.

     g) Expense Allocation--Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be fairly made. Expenses directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a Fund are charged to such class..

     h) Federal Income Taxes--It is the policy of each Fund to qualify as a regulated investment company, if such qualification is in the best interest to the shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

     At March 31, 1997, the following Funds had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:


                                                                            Expiration Date
                                                                               March 31,
                                                                           ----------------
                                                                                 2005
                                                                           ----------------
Optimum Growth Fund   ............................................              $404,322
Value Equity Fund  ...............................................                49,313

                         Excelsior Institutional Trust

     At March 31,1997, the aggregate cost and gross unrealized appreciation and gross unrealized depreciation in the value of investments owned by the Funds, as computed on a federal tax basis, were as follows:

                                                            Total
                                                           Return
                           Equity          Income           Bond
                            Fund            Fund            Fund
                        ---------------  -------------  --------------
Aggregate Cost  ......   $ 109,705,051    $ 51,570,675   $140,612,022
                          =============    ============  =============
Gross unrealized
 appreciation   ......   $  13,030,540    $     20,586   $     15,000
                          -------------    ------------  -------------
Gross unrealized
 depreciation   ......      (4,146,240)       (938,514)    (3,044,159)
                          -------------    ------------  -------------
Net unrealized
 appreciation
 (depreciation)    ...   $   8,884,300    $   (917,928)  $ (3,029,159)
                          =============    ============  =============



                                         International      Optimum           Value
                          Balanced          Equity           Growth          Equity
                            Fund             Fund             Fund            Fund
                        -------------  ---------------  --------------    ------------
Aggregate Cost  ......   $85,293,053     $35,293,402     $29,062,846      $20,514,546
                         ============    ===========     ===========      ===========
Gross unrealized
 appreciation   ......   $13,286,544     $ 4,519,451     $ 3,334,827      $ 4,088,728
                         ------------    -----------     -----------      -----------
Gross unrealized
 depreciation   ......    (1,386,026)     (1,441,110)     (1,598,240)        (855,299)
                         ------------    -----------     -----------      -----------
Net unrealized
 appreciation
 (depreciation)    ...   $11,900,518     $ 3,078,341     $ 1,736,587      $ 3,233,429
                         ============    ===========     ===========      ===========


2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions:

     a) United States Trust Company of New York ("U.S. Trust") serves as the investment advisor to the Equity Fund, Income Fund, Total Return Bond Fund, Optimum Growth Fund and Value Equity Fund. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each Fund.

     United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") serves as the investment advisor to the Balanced Fund and International Equity Fund. U.S. Trust Pacific is a subsidiary of U.S. Trust. U.S. Trust Pacific has delegated the daily management of the security holdings of these Funds to the investment managers named below, acting as sub-advisors:

Balanced Fund  ................................  Becker Capital Management, Inc.
International Equity Fund  ..................  Harding, Loevner Management, L.P.

     For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust Pacific is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets for the Balanced Fund, and 1.00% of the average daily net assets of the International Equity Fund. Pursuant to separate sub-advisory agreements between U.S. Trust Pacific and each sub-advisor, sub-advisory fees are payable monthly by U.S. Trust Pacific, computed on the average daily value of each Fund's net assets at the following annual rates: 0.425% for the Balanced Fund, and 0.50% for the International Equity Fund. The sub-advisors are compensated only by U.S. Trust Pacific, and receive no fee directly from the Funds.

     b) U.S. Trust, Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank and Federated Administrative Services ("FAS"), a wholly-owned subsidiary of Federated

                         Excelsior Institutional Trust

Investors (collectively, the "Administrators") provide administrative services to the Trust. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Funds (excluding International Equity Fund), Excelsior Funds, Inc. (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: .200% of the first $200 million,
 .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the average daily net assets of the International Equity Fund at an annual rate of .20%. For the period ended March 31, 1997 administration fees charged by U.S. Trust were as follows:

Equity Fund ...........................................................  $21,006
Income Fund ...........................................................  $ 7,766
Total Return Bond Fund  ...............................................  $22,216
Balanced Fund  ........................................................  $ 9,604
International Equity Fund  ............................................  $12,071
Optimum Growth Fund  ..................................................  $ 4,140
Value Equity Fund .....................................................  $ 3,689


     c) From time to time, as they may deem appropriate in their sole discretion, or pursuant to applicable state expense limitations, U.S. Trust, U.S. Trust Pacific and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Funds for a portion of other operating expenses. Until further notice, U.S. Trust and U.S. Trust Pacific have agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio of not more than 0.50% of average daily net assets of the Income Fund and Total Return Bond Fund; 0.70% of average daily net assets of the Equity Fund, Balanced Fund and the Institutional Shares of both Optimum Growth Fund and Value Equity Fund; 0.90% of average daily net assets of the International Equity Fund; and 1.05% of average daily net assets of the Trust Shares of the Optimum Growth Fund and Value Equity Fund. For the period ended March 31, 1997, U.S. Trust voluntarily waived fees in the following amounts:

Equity Fund .........................................................   $223,185
Income Fund .........................................................   $173,417
Total Return Bond Fund  .............................................   $457,871
Balanced Fund  ......................................................   $180,419
International Equity Fund  ..........................................   $173,028
Optimum Growth Fund  ................................................   $ 82,357
Value Equity Fund ...................................................   $ 76,512

     d) The Trust, on behalf of the Funds, intends to enter into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Funds. As a consideration for the administrative services provided by each service organization to its customers, each Fund will pay the

                         Excelsior Institutional Trust
service organizations an administrative service fee at the annual rate of up to
 .40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange or redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. The adviser intends to voluntarily waive fees in an amount equal to the administrative service fees, when incurred. For the period ended March 31, 1997, no administrative service fees have been charged to the Funds.

     e) Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor") serves as the Trust's distributor. Under the Funds' distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Trust Shares of the Optimum Growth Fund and Value Equity Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Trust Shares, in an amount not to exceed the annual rate of .75% of the average daily net asset value of each Fund's outstanding Trust Shares. Trust Shares currently bear the expense of such distribution fees at the annual rate of .35% of the average daily net asset value of the Fund's outstanding Trust Shares.

     f) Independent Trustees receive an annual retainer of $4,000 and an additional $250 for each meeting of the Board of Trustees attended. In addition, the Trust reimburses independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees. Officers and Trustees of the Trust, deemed to be affiliated or "interested parties" under the Act receive no compensation from the Trust for their services.

     g) For the period ended March 31, 1997, brokerage commissions on investment transactions were paid to U.S. Trust in the amount of $2,177 for the Value Equity Fund.

3. Purchases and Sales of Investment Securities.

     a) Investment transactions (excluding short-term investments) for the period ended March 31,1997 were as follows:

                                       Cost of        Contribution         Proceeds
                                      Purchases         In-Kind           From Sales
                                     --------------   --------------      -------------
Equity Fund  .....................   $ 23,754,793      $98,112,894      $ 36,975,361
Income Fund  .....................   $ 67,781,136          --           $ 43,808,865
Total Return Bond Fund   .........   $223,888,987      $70,167,280      $234,304,317
Balanced Fund   ..................   $ 48,564,379          --           $ 52,976,758
International Equity Fund   ......   $ 17,644,319      $ 8,174,558      $ 14,866,632
Optimum Growth Fund   ............   $ 14,356,645      $19,506,270      $  4,782,727
Value Equity Fund  ...............   $ 15,079,909      $19,379,293      $ 13,895,343

                         Excelsior Institutional Trust

     b) Investment transactions in U.S. Government and Agency Obligations (excluding short-term investments) for the period ended March 31, 1997 were as follows:

                                       Cost of        Contribution       Proceeds
                                      Purchases         In-Kind          From Sales
                                     --------------   ------------     -------------
Equity Fund  .....................        --               --               --
Income Fund  .....................   $ 61,888,199          --          $ 36,278,674
Total Return Bond Fund   .........   $191,855,496     $ 56,629,859     $196,303,558
Balanced Fund   ..................   $ 28,864,660          --          $ 27,619,775
International Equity Fund   ......        --               --               --
Optimum Growth Fund   ............        --               --               --
Value Equity Fund  ...............        --               --               --

4. Other:

     With regard to the Equity Fund, Income Fund, Total Return Bond Fund, Balanced Fund and International Equity Fund, the Trust changed its fiscal year end from May 31 to March 31.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Excelsior Institutional Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of the Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional International Equity Fund, Excelsior Institutional Optimum Growth Fund and Excelsior Institutional Value Equity Fund, seven of the Funds comprising Excelsior Institutional Trust, (the "Trust"), as of March 31, 1997, the related statements of operations for the ten month period then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Excelsior Institutional Trust at March 31, 1997, the results of their operations for the ten month period then ended, and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        Ernst & Young LLP


Boston, Massachusetts
May 9, 1997

                      Federal Tax Information (Unaudited):

         For the period ended March 31, 1997, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:


                                                 Dividends
                                                  Received             Long-Term          Foreign Tax
                                                 Deduction            Capital Gain          Credit
                                                ------------          ------------        ------------
Equity Fund ...............................         36%                $  815,000                --
Income Fund ...............................         --                    419,000                --
Total Return Bond Fund ....................         --                    140,000                --
Balanced Fund .............................         26%                 3,229,000                --
International Equity Fund .................         --                         --           $61,000
Optimum Growth Fund .......................         --                         --                --
Value Equity Fund .........................         --                         --                --